Fidelity California Municipal Income Fund
Fidelity California Insured Municipal Income Fund
Spartan California Municipal Income Fund
Spartan California Intermediate Municipal Income Fund
Pro Forma Combining Statement of Assets and Liabilities as of
2/28/97
(Unaudited)
                                                   Fid. CA        Fid. CA
         Sp. CA         Sp. CA
                                                  Muni Inc   Ins Muni Inc
       Muni Inc     Int Muni Inc
Assets
Investment in securities, at value
  - See accompanying schedule               $    483,167,543 $  204,401,943
$    399,451,449  $   75,010,606
Cash                                                  19,881         38,092
         38,298
Interest receivable                                6,922,366      2,756,312
      5,194,243         977,494
Receivable for daily variation on futures contracts    6,313          3,500
         11,500             125
     Total assets                                490,116,103    207,199,847
    404,695,490      75,988,225
Liabilities
Payable for investments purchased            $     2,989,189 $      739,370
$     2,332,475 $       978,848
Payable to custodian bank
                           9,901
Payable for fund shares redeemed                     429,103         60,012
        331,875         179,312
Distributions payable                                538,831        349,466
        352,943          52,813
Accrued management fee                               158,637         67,424
        169,460          31,444
Other payables and accrued expenses                  102,428         66,296
          5,525             206
     Total liabilities                             4,218,188      1,282,568
      3,192,278       1,252,524
Net Assets                                   $   485,897,915 $  205,917,279
$   401,503,212 $    74,735,701
Net Assets consist of :
Paid in capital                              $   467,933,886 $  205,623,870
$   395,666,869 $    73,199,224
Accumulated undistributed net realized
     gain (loss) on investments                  (8,157,410)    (7,536,758)
    (9,741,076)       (542,221)
Net unrealized appreciation (depreciation)
     on investments                               26,121,439      7,830,167
     15,577,419       2,078,698
Net Assets                                   $   485,897,915 $  205,917,279
$   401,503,212 $    74,735,701
Net Asset Value:
Net Assets                                   $   485,897,915    205,917,279
    401,503,212      74,735,701
Offering price and redemption price per share         $11.81         $10.35
         $10.60           $9.95
Shares outstanding                                41,148,631     19,890,562
     37,882,646       7,509,522

Pro-Forma      Pro-Forma
                                                    Combined
Adjustments       Combined
Assets
Investment in securities, at value
  - See accompanying schedule                 $ 1,162,031,541
    $1,162,031,541
Cash                                                   96,271
(9,901)(f)        86,370
Interest receivable                                15,850,415
        15,850,415
Receivable for daily variation on futures
contracts                                              21,438
            21,438
     Total assets                               1,177,999,665
(9,901)    1,177,989,764
Liabilities
Payable for investments purchased             $     7,039,882
   $     7,039,882
Payable to custodian bank                               9,901
(9,901)(f)             0
Payable for fund shares redeemed                    1,000,302
         1,000,302
Distributions payable                               1,294,053
         1,294,053
Accrued management fee                                426,965
           426,965
Other payables and accrued expenses                   174,455
           174,455
     Total liabilities                              9,945,558
(9,901)        9,935,657
Net Assets                                    $ 1,168,054,107
0    $1,168,054,107
Net Assets consist of :
Paid in capital                               $ 1,142,423,849
    $1,142,423,849
Accumulated undistributed net realized
     gain (loss) on investments                   (25,977,465)
       (25,977,465)
Net unrealized appreciation (depreciation)
     on investments                                51,607,723
        51,607,723
Net Assets                                    $ 1,168,054,107
0   $ 1,168,054,107
Net Asset Value:
Net Assets                                      1,168,054,107
     1,168,054,107
Offering price and redemption price per share          $10.97
            $11.81
Shares outstanding                                106,431,361
(7,527,542)(a)    98,903,819
Fidelity California Municipal Income Fund
Fidelity California Insured Municipal Income Fund
Spartan California Municipal Income Fund
Spartan California Intermediate Municipal Income Fund
Pro Forma Combining Statement of Operations For the Year Ended
2/28/97
(Unaudited)
                                              Fid. CA           Fid. CA
           Sp. CA        Sp. CA
                                             Muni Inc      Ins Muni Inc
        Muni Inc   Int Muni Inc
Interest Income                  $         27,744,838 $    11,765,684     $
  23,067,140 $     3,703,561
Expenses
Management Fee                   $          1,897,759 $       827,688     $
   2,182,509 $       396,854
Transfer agent, accounting,
  and custodian
  fees and expenses                           809,619         373,388
Non-interested trustees'
compensation                                    1,188             809
        8,715             503
Registration fees                               9,303           9,275
Audit                                          37,611          42,073
Legal                                           4,950           2,472
Miscellaneous                                   5,672           2,479
   Total expenses before reductions         2,766,102       1,258,184
    2,191,224         397,357
   Expenses reductions                      (122,294)(d)     (104,969)(d)
      (48,551)        (14,887)
   Total expenses                           2,643,808       1,153,215
    2,142,673         382,470
Net interest income                        25,101,030      10,612,469
   20,924,467       3,321,091
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investment securities                    2,390,191         266,821
    1,034,257         121,408
   Futures contracts                          25,940          181,518
      396,497         (57,315)
Change in net unrealized appreciation
   (depreciation) on:
     Investment securities                   879,193        (269,421)
    1,320,125          94,597
     Futures contracts                       156,172          (4,651)
       13,946          (2,633)
Net Gain (Loss)                            3,451,496          174,267
    2,764,825         156,057
Net increase (decrease) in net
assets
  resulting from operations      $         28,552,526 $    10,786,736     $
  23,689,292 $     3,477,148
                                                            Pro-Forma
    Pro-Forma
                                             Combined     Adjustments
     Combined
Interest Income                  $         66,281,223                     $
  66,281,223
Expenses
Management Fee                   $          5,304,810        (724,039)(b) $
   4,580,771
Transfer agent, accounting,
   and custodian
   fees and expenses                        1,183,007         477,825 (b)
    1,660,832
Non-interested trustees'
compensation                                   11,215               0
       11,215
Registration fees                              18,578         148,905 (b)
      167,483
Audit                                          79,684         (35,684)(c)
       44,000
Legal                                           7,422           4,526 (b)
       11,948
Miscellaneous                                   8,151           5,540 (b)
       13,691
   Total expenses before reductions         6,612,867        (122,927)
    6,489,940
   Expenses reductions                      (290,701)        (100,419)(e)
     (391,120)
   Total expenses                           6,322,166        (223,346)
    6,098,820
Net interest income                        59,959,057         223,346
   60,182,403
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investment securities                    3,812,677
    3,812,677
   Futures contracts                          546,640
      546,640
Change in net unrealized appreciation
   (depreciation) on:
     Investment securities                  2,024,494
    2,024,494
     Futures contracts                        162,834
      162,834
Net Gain (Loss)                             6,546,645               0
    6,546,645
Net increase (decrease) in net
assets
  resulting from operations      $         66,505,702         223,346     $
  66,729,048
Fidelity California Municipal Income Fund
Fidelity California Insured Municipal Income Fund
Spartan California  Municipal Income Fund
Spartan California Intermediate Municipal Income Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of February 28, 1997, and the unaudited Pro Forma Combining Statement of Operations for the year ended February 28, 1997, are intended to present the financial condition and related results of operations of Fidelity California Municipal Income Fund as if the reorganizations with Fidelity California Insured Municipal Income Fund, Spartan California Municipal Income Fund, and Spartan California Intermediate Municipal Income Fund and the decrease in the expense limitation [see (e) and (f) below] had all been consummated at March 1, 1996. Had the pro forma adjustments not included the effect of the decreased expense limitations, Pro Forma Combined Expense reductions would have been $122,927, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $59,860,642 and $66,407,287, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
 (a) Reflects the conversion of the shares of Fidelity California Insured Municipal Income
  Fund, Spartan California Municipal Income Fund, and Spartan California Intermediate
  Municipal Income Fund as of February 28, 1997.

 (b) Reflects change from all-inclusive Spartan California Municipal Income Spartan California Intermediate Municipal Income Funds' fee structure to
Fidelity
  California Municipal Income Fund's fee structure and reduction in fees resulting from elimination of duplicate services.

 (c) Decrease in fees reflects an elimination of duplicate services.
 (d) Reflects reduction in expenses due to FMR's agreement to temporarily limit the fund's expenses to 0.55% of average net assets effective April 1,1997.

 (e) Reflects adjustment to expenses due to FMR's agreement to temporarily limit the combined fund's expenses to 0.53% of average net assets through December 31,1999.
 (f) Reflects reclassification to net cash for the combined fund.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of February 28, 1997, of Fidelity California Municipal Income Fund, Fidelity California Insured Municipal Income Fund, Spartan California Municipal Income Fund, and Spartan California Intermediate Municipal Income Fund which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.

Fidelity California Municipal Income Fund
Fidelity California Insured Municipal Income Fund
Spartan California Intermediate Municipal Income Fund
Pro Forma Combining Schedule of Investments as of
February 28, 1997
(Unaudited)



Principal Amount

                                                    FIDELITY CA   FIDELITY CA   SPARTAN CA   SPARTAN CA      COMBINED
                                                    MUNI INC      INS. MUNI     MUNI INC     INT. MUNI INC
                                                                  INC

MUNICIPAL BONDS

CALIFORNIA

Alameda County Ctfs. of Prtn.        Aaa     AAA    4,100,000     1,750,000                                  5,850,000
Rfdg. (Santa Rita Jail Proj.)
5.375% 6/1/09  (MBIA
Insured)

Alameda Hsg. Auth.                    --     AAA    2,605,000                   1,765,000                    4,370,000
Multi-Family Hsg. Rev.
(Independence Apts.) Series
A,  7.50% 2/20/31 (GNMA
Coll.)

Anaheim Pub. Fing. Auth. Tax         Aaa     AAA                                5,000,000                    5,000,000
Allocation Rev. (Cap.
Appreciation Redev. Proj.)
0% 12/1/06 (MBIA Insured)

Buena Park Commty. Redev.             --     BBB+   2,000,000                   1,500,000                    3,500,000
Agcy. Tax Allocation Rfdg.
(Central Business Dist. Proj.)
7.10% 9/1/14

Burbank Redev. Agcy. Tax             Aaa     AAA                  4,000,000                                  4,000,000
Allocation (City Ctr. Redev.
Proj.) Series A, 5% 12/1/15
(FGIC Insured)

Burbank Redev. Agcy. Tax             Baa1    A-     2,300,000                   2,355,000                    4,655,000
Allocation Series A, 5.75%
12/1/08

Cabrillo Unified School Dist.        Aaa     AAA                                2,150,000                    2,150,000
(Cap. Appreciation) Series A,
0% 8/1/10 (AMBAC Insured)

California Dept. of Wtr.             Aa      AA                                 6,555,000                    6,555,000
Resources Central Valley Proj.
Rev. Series O, 4.75% 12/1/25

California Dept. Wtr. Res.           Aa      AA                                 1,900,000                    1,900,000
Central Valley Proj. Rev. 5%
12/1/22

California Dept. Wtr.                Aa      AA                                              500,000         500,000
Resources Central Valley Proj.
Rev. (Wtr. Sys.) Series J-2,
5.50% 12/1/01

California Dept. Wtr.                Aa      AA                                 1,000,000                    1,000,000
Resources Central Valley Rev.
(Wtr. Sys. Proj.)  Series J-1,
7% 12/1/12

California Dept. Wtr.                Aa      AA     2,000,000     1,000,000     2,000,000                    5,000,000
Resources Rev. (Central Valley
Proj.) Series O, 4.75% 12/1/17

California Edl. Facs. Auth.          Aaa     AAA                  1,000,000                                  1,000,000
Rev. (Pooled Facs. Prog.)
Series 1987, 7.625% 11/1/12
(MBIA Insured)

California Edl. Facs. Auth.          Aaa     AAA    1,955,000                   1,955,000                    3,910,000
Rev. (Stanford Univ.) Series J,
6% 11/1/16

California Edl. Facs. Auth.          Aa3     AA                                              1,000,000       1,000,000
Rev. Rfdg. (Univ. of Southern
California) Series A, 5.70%
10/1/15

California Edl. Facs. Auth.           --     AAA    1,000,000                   1,000,000                    2,000,000
Rev. Rfdg. (Chapman Univ.)
5.375% 10/1/16

California Edl. Facs. Auth.          Aa3     AA     1,000,000     740,000       1,000,000                    2,740,000
Rev. Rfdg. (Univ. of Southern
California) Series A, 5.65%
10/1/10

California Gen. Oblig. 6.10%         A1      A+     1,250,000                                                1,250,000
11/1/01

Califonia Gen. Oblig. 6.10%          A1      A+                                 1,000,000                    1,000,000
2/1/02

California Gen. Oblig. 5.50%         A1      A+     3,000,000     2,000,000     4,000,000                    9,000,000
6/1/03

California Gen. Oblig. 6%            A1      A+     4,000,000     1,000,000     5,000,000                    10,000,00
9/1/03                                                                                                       0

California Gen. Oblig. 7%            A1      A+     1,000,000                                                1,000,000
10/1/04

California Gen. Oblig. Unltd.        A1      A+     1,685,000                   1,690,000                    3,375,000
Tax 6.40% 2/1/05

California Gen. Oblig. 6.90%         A1      A+     1,350,000     1,000,000                                  2,350,000
4/1/05

California Gen. Oblig. 6.40%         A1      A+                                              575,000         575,000
2/1/06

California Gen. Oblig. 6.50          A1      A+     1,000,000                                                1,000,000
2/1/07

California Gen. Oblig. 6.40%         A1      A+                                 2,000,000    1,000,000       3,000,000
9/1/07

California Gen. Oblig. 6%            A1      A+     1,500,000                                425,000         1,925,000
10/1/08

California Gen. Oblig. 4.75%         A1      A+     1,400,000                   1,400,000                    2,800,000
9/1/10

California Gen. Oblig. 6.50%         A1      A+     2,400,000     1,500,000     1,950,000    1,000,000       6,850,000
9/1/10

California Gen. Oblig. 7%            A1      A+     1,000,000                   1,000,000    500,000         2,500,000
10/1/10

California Gen. Oblig. 5.25%         A1      A+     1,700,000                                                1,700,000
10/1/13

California Gen. Oblig. 5.25%         A1      A+     3,000,000     1,000,000     1,000,000                    5,000,000
10/1/14

California Gen. Oblig. 5.25%         A1      A+                                 1,500,000                    1,500,000
10/1/17

California Gen. Oblig. 6.25%         A1      A+     4,200,000     2,100,000     4,200,000    1,040,000       11,540,00
10/1/19                                                                                                      0

California Gen. Oblig. Rfdg.         A1      A+                                 1,900,000                    1,900,000
5.60% 9/1/21

California Health Facs. Fing.        Aaa     AAA                  1,200,000                                  1,200,000
Auth. Rev. Rfdg. (Children's
Hosp.) 6% 7/1/03 (MBIA
Insured)

California Health Facs. Fing.        Aaa     AAA    1,850,000                                                1,850,000
Auth. Rev. Rfdg. (Children's
Hosp.) Series A, 6% 7/1/05
(MBIA Insured)

California Health Facs. Fing.        Aaa     AAA                  500,000       1,000,000                    1,500,000
Auth. Rev. Rfdg. (Children's
Hosp.) 6% 7/1/06 MBIA
Insured

California Health Facs. Fing.        Aaa     AAA    1,200,000                   1,200,000                    2,400,000
Auth. Rev. (Summit Medical
Ctr.) Series A, 5.50% 5/1/05
(FSA Insured)

California Health Facs. Fing.        Aa3     AA     7,140,000                                                7,140,000
Auth. Rev. (Kaiser Permanente
Health Sys.) Series A,  0%
10/1/09

California Health Facs. Fing.        Aa3     AA     3,795,000                                                3,795,000
Auth. Rev. (Kaiser Permanente
Health Sys.) Series A  0%
10/1/10

California Health Facs. Fing.        Aaa     AAA    4,500,000                                                4,500,000
Auth. Rev. Rfdg. (Alexian
Brothers, San Jose)  7.05%
1/1/09 (MBIA Insured)

California Health Facs. Fing.        Aaa     AAA    2,510,000                                                2,510,000
Auth. Rev. Rfdg. (Alexian
Brothers, San Jose)  7.125%
1/1/16 (MBIA Insured)

California Health Facs. Fing.         --     A                                  1,500,000                    1,500,000
Auth. Rev. (Los Medanos
Health Care Corp.) Series A,
7.25% 3/1/20

California Health Facs. Fing.         --     A      1,000,000                                                1,000,000
Auth. Rev. (Sacramento Med.
Foundation) Series F,  7.875%
6/1/18

California Health Facs. Fing.         --     A      3,000,000                   1,500,000                    4,500,000
Auth. Rev. (Gould Med.
Foundation) Series A,  7.30%
4/1/20 (Escrowed to Maturity)

California Health Facs. Fing.        A1      A+     1,000,000                                                1,000,000
Auth. Rev. (St. Elizabeth
Hosp. Proj.) 6.30% 11/15/15
(Pre-Refunded to 11/15/02 @
102)

California Hsg. Fin. Agcy.           Aa      AA-                                945,000                      945,000
Rev. (Home Mtg.) Series C,
8.30% 8/1/19 AMT

California Hsg. Fin. Agcy.           Aa      AA-                  8,187,000                                  8,187,000
Rev. (Home Mtg.) Series 1983
A, 0% 2/1/15

California Hsg. Fin. Agcy.           Aa      AA-                  170,000                                    170,000
Rev. (Home Mtg.) Series 1983
B, 0% 8/1/15

California Hsg. Fin. Agcy.           Aa      AA-    725,000                                                  725,000
Rev. (Home Mtg.) Series F,
7.875% 8/1/19 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                3,650,000                    3,650,000
Rev. (Home Mtg.) Series A,
0% 8/1/23 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                5,815,000                    5,815,000
Rev. (Home Mtg.) Series C,
7.60% 8/1/30 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                5,870,000                    5,870,000
Rev. (Home Mtg.) Series C,
0% 8/1/21 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                3,825,000                    3,825,000
Rev. (Home Mtg.) Series F-2,.
7.25% 8/1/16 AMT

California Hsg. Fin. Agcy.           Aaa     AAA    1,995,000                                                1,995,000
Rev. (Home Mtg.) Series A,
5% 8/1/03 (MBIA Insured)
AMT

California Hsg. Fin. Agcy.           Aaa     AAA                  1,000,000                  1,200,000       2,200,000
Rev. (Home Mtg.)Series R,
5.25% 8/1/16 (MBIA Insured)
AMT

California Hsg. Fin. Agcy.           Aaa     AAA                                1,150,000    1,000,000       2,150,000
Rev. (Home Mtg.)Series L,
5.70% 8/1/25 (MBIA Insured)
AMT

California Poll. Cont. Fing.         A3      A-     1,500,000                                                1,500,000
Auth. Poll. Cont. Rev.
(General Motors Corp.) 5.50%
4/1/08

California Poll. Cont. Fing.         A2      A-1    2,000,000                   1,900,000                    3,900,000
Auth. Poll. Cont. Rev. Rfdg.
(San Diego Gas & Elec.)
Series A, 5.90% 6/1/14

California Pub. Cap. Impt.           Aaa     AAA    945,000       2,830,000     1,825,000                    5,600,000
Fing. Auth. Rev. (Pooled Proj.)
Series B, 8.10% 3/1/18
(MBIA Insured)

California Pub. Works.Board          A       A      1,500,000                   1,000,000                    2,500,000
Lease Rev. Rfdg. (Dept.
Corrections State Prisons,
Monterey) Series D, 5.375%
11/1/11

California Pub. Works. Board         A       A                                               1,250,000       1,250,000
Lease Rev. Rfdg.(Dept.
Corrections State Prison)
Series D, 5.375% 11/1/12

California Pub. Works.Board          A       A      4,000,000                   1,000,000                    5,000,000
Lease Rev. Rfdg. (Dept.
Corrections State Prisons,
Monterey) Series D, 5.375%
11/1/14

California Pub. Works. Board         A       A      1,500,000                                                1,500,000
Lease Rev. Rfdg.(California
Commty. Colleges) Series D,
5.37% 3/1/12

California Pub. Works Board          A1      A      1,000,000     1,700,000     1,000,000                    3,700,000
Lease Rev. (California Univ.
Proj.) Series B, 6.40% 12/1/09

California Pub. Wks. Board           A       A                                               1,000,000       1,000,000
Lease Rev. 7% 9/1/00

California Pub. Works. Board         Aaa     AAA                                             500,000         500,000
Lease Rev. (Dept. Corrections
State Prison/Central California
Women's Facility Madera
County)  Series A, 7% 9/1/02

California Pub. Works. Board         A       A      1,045,000                                                1,045,000
Lease Rev. (California Univ.
Proj.)Seriers A, 6.50% 9/1/03

California Pub. Works. Board         A       A                                  1,090,000                    1,090,000
Lease Rev. (Various California
State Univ. Projs.) Series A,
6.50% 9/1/04

California Pub. Works. board         A       A                                  1,150,000                    1,150,000
Lease Rev. (Franchise Tax
Board-PH II) Series A, 6.25%
9/1/11

Califonia Pub. Wks. Board            Aaa     AAA                                1,500,000                    1,500,000
Lease Rev. (VR Univ. of
California Proj.) Series A,
6.40% 12/1/16

California Pub. Works Board          Aaa     AAA                  1,000,000                                  1,000,000
Lease Rev. (Var. Cmnty.
College Projs.) Series C,
6%3/1/05 (AMBAC Insured)

California Pub. Works Board          Aaa     AAA    3,250,000     2,000,000                                  5,250,000
Lease Rev. Rfdg. (Dept.
Corrections State
Prisons,Monterey) Series A,
5% 12/1/19 (AMBAC Insured)

California Pub. Works. Board         A1      A      10,775,000                  6,475,000    1,000,000       18,250,00
Lease Rev. (California Univ.                                                                                 0
Proj.) Series A, 5.50%6/1/14

California Pub. Works. Board         A1      A      1,915,000                                                1,915,000
Lease Rev. (California Univ.
Proj.) Series A, 5.50% 6/1/10

California Pub. Works Board          Aaa     AAA    2,000,000                   2,000,000                    4,000,000
Lease Rev. (Dept. Correction
State Prisons, Susanville)
Series D, 5.25% 6/1/15 (FSA
Insured)

California Pub. Wks. Board           A1      A      1,730,000     1,000,000     3,000,000                    5,730,000
Lease Rev. Series B, 5%
6/1/06

California Pub. Works Board          A1      A      2,965,000                                                2,965,000
Lease Rev.(California
Univ.Proj.) Series B, 5.25%
6/1/07

California Pub. Works. Board         A1      A      3,195,000                                                3,195,000
Lease Rev. (California Univ.
Proj.) Series B, 5.55% 6/6/10

California Pub. Works Board          A1      A      2,750,000                                                2,750,000
Lease Rev. (Univ. of
California Projs.) Series B,
5.50% 6/1/14

California Pub. Works. Board         Aaa     AAA    3,000,000                   2,000,000                    5,000,000
Lease Rev. (Corcoran II)
Series A, 6%1/1/05 (AMBAC
Insured)

California Pub. Works Board          A       A                    1,500,000                  590,000         2,090,000
Lease Rev. (Dept. Correction
State Prisons, Madera) Series
E, 6% 6/1/07

California Pub. Works. Board         A       A      2,000,000                   1,000,000                    3,000,000
Lease Rev. (Madera State
Prison) Series E, 5.50% 6/1/19

California Pub. Works Board          A       A      1,750,000     2,000,000     3,000,000                    6,750,000
Lease Rev. (Madera State
Prison) Series E, 5.50% 6/1/15

California Pub. Works.Board          A       A      2,000,000                                                2,000,000
Lease Rev. Rfdg. (Commty.
College Proj.) Series A,
5.875%10/1/08

California Pub. Works. Board         A       A                                               1,210,000       1,210,000
Lease Rev. (California
University Proj.) Series A,
6.10%10/1/06

California Pub. Wks. Board           A       A      2,000,000                                1,000,000       3,000,000
Lease Rev. 6.30% 10/1/10

California Pub. Works.Board          A       A      1,250,000                   1,250,000                    2,500,000
Rev. Rfdg. (Univ. of California
Projs.) Series A, 6.375%
10/1/19

California Pub. Works.Board          Aaa     AAA    2,000,000                   1,340,000                    3,340,000
Rev. Rfdg. (Univ. of California
Projs.) Series A, 5.40%
12/1/16 (AMBAC Insured)

California Rural Home Mtg.           Aaa     AAA    2,500,000                   3,000,000                    5,500,000
Fin. 4.45% 8/1/01 (MBIA
Insured)

California St. Dept. Wtr. Res.       Aaa     AA                                              500,000         500,000
(Cent. Valley Proj. Rev.) Series
I, 6.95% 12/1/25

California Statewide Commty.          --     A      955,000                     1,145,000                    2,100,000
Dev. Corp. Ctfs. of Prtn.
(Villaview Commty. Hosp.,
Inc.) Series A, 7% 9/1/09

California Statewide Commty.          --     A+     2,500,000                   2,500,000                    5,000,000
Dev. Corp. Ctfs. of Prtn. (Odd
Fellows) 5.375% 10/1/13

California Statewide Commty.          --     A+                                              250,000         250,000
Dev. Corp. Ctfs.of Prtn. Rfdg.
(Insured Hosp.)
(TriadHealthcare) 5.25%
8/1/97

California Statewide Commty.          --     A+                                              200,000         200,000
Dev. Auth. Rev. Ctfs. of Prtn.
Rfdg. (Hosp. Triad
Healthcare) 5.90% 8/1/01

California Statewide Commty.          --     A+     2,000,000                   2,000,000    1,000,000       5,000,000
Dev. Corp. Ctfs. of Prtn. Rfdg.
(Insured Hosp.) (Triad
Healthcare) 6.25% 8/1/06

California Statewide Commty.         Aa3     AA     3,500,000                                                3,500,000
Dev. Corp. Ctfs. of Prtn.: (St.
Joseph Health Sys.) 5.50%
7/1/14

California Statewide Commty.         Aa3     AA     1,500,000                   1,500,000                    3,000,000
Dev. Corp. Ctfs. of Prtn. (St.
Joseph Health Sys.) 5.50%
7/1/23

California Statewide Commty.         Aaa     AAA    2,000,000                                                2,000,000
Dev. Corp. Ctfs.of
Prtn.(Villaview
Commty.Hosp.,Inc.)Series A,
7.2628% 7/1/13 (MBIA
Insured)

California Statewide Commty.         Aaa     AAA                  2,000,000     4,000,000                    6,000,000
Dev. Auth. Ctfs. of Prtn.
5.616% (Linked Derivatives)
7/1/13

California Statewide Commty.         Aaa     AAA    900,000                     1,570,000                    2,470,000
Dev. Auth. Rev. Ctfs. of Prtn.
(Children's Hosp.) 6% 6/1/13
(MBIA Insured)

California Statewide Commty.         Aaa     AAA                  1,700,000                                  1,700,000
Dev. Auth. Rev. Ctfs. of Prtn.
(Childrens Hosp.) 6%  6/1/11
(MBIA Insured)

California Statewide Commty.         Aa3     AA                   1,000,000                                  1,000,000
Dev. Auth. Ctfs. of Prtn.:
(Sisters Charity Leavenworth
Sys.) 4.875% 12/1/10

California Statewide Commty.         Aa3     AA                                 1,315,000                    1,315,000
Dev. Ctfs. of Prtn. (Sister of
Charity Leavenworth Sys.)
5% 12/1/14

California Statewide Commty.         Aa3     AA     5,375,000     1,000,000     5,000,000                    11,375,00
Dev. Corp. Ctfs. of Prtn.                                                                                    0
(Sisters of Charity
Leavenworth) 5% 12/1/23

California Statewide Commty.         Aaa     AAA                  1,000,000                                  1,000,000
Dev. Auth. 5.1% 11/1/07
(MBIA Insured)

California University Rev.           Aaa     AAA                                             100,000         100,000
Rfdg. (Multiple Purp. Projs.)
Series C, 9% 9/1/02
(AMBACInsured)

California Wtr. Resources            Aa      AA     1,005,000                                                1,005,000
5.90% 12/1/05

Campbell Ctfs. of Prtn. Rfdg.        A       A-     2,400,000                   2,565,000                    4,965,000
(Civic Center Proj.) 6%
10/1/18

Carson Redev. Agcy. Redev.           Baa1    BBB+   1,500,000     1,000,000     1,465,000                    3,965,000
Proj. Area #1 Tax Allocation
6.375% 10/1/12

Carson Redev. Agcy. Redev.           Baa1    BBB+   1,000,000                   1,000,000                    2,000,000
Proj. Area #1 Tax Allocation
6.375% 10/1/16

Carson Redev. Agcy. Rfdg.            Baa     BBB                                             100,000         100,000
(Redev. Proj. Area 2) (Tax
Allocation) 5.50% 10/1/02

Carson Redev. Agcy. 5.875%           Baa     BBB                                2,000,000                    2,000,000
10/1/09

Carson Redev. Spl. Tax 6%            Baa     BBB    1,750,000                                                1,750,000
10/1/13

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA                                             1,755,000       1,755,000
of Prtn. (Wtr. Sys. Impt. Proj.)
7.25% 8/1/07 (MBIA Insured)

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA                                1,500,000                    1,500,000
of Prtn. (Wtr. Sys. Impt. Proj.)
7% 8/1/11 (MBIA Insured)

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA                  1,000,000                                  1,000,000
of Prtn. Rfdg. (Wtr. Sys. Impt.
Proj.) Series A, 7%  8/1/12
(MBIA Insured)

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA    1,580,000     1,580,000     1,580,000                    4,740,000
of Prtn. Rfdg. (Wtr. Sys. Impt.
Proj.) Series A, 7% 8/1/13
(MBIA Insured)

Central California Joint Pwrs.       Baa1     --    2,000,000                   2,000,000    1,000,000       5,000,000
Health Fing. Auth. Rfdg.
(Commty. Hosps. of Central
California) 5.25% 2/2/04

Central Coast Wtr. Auth. Rev.        Aaa     AAA    1,400,000                                                1,400,000
Rfdg. (Regional Facs.) Series
A, 5.00% 10/1/16 (AMBAC
Insured)

Central Valley Fing. Auth.            --     BBB-                                            1,400,000       1,400,000
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 5.50%
7/1/01

Central Valley Fing. Auth.            --     BBB-   1,750,000                   3,050,000                    4,800,000
Rev.(Cogeneration Proj.)
(Carson Ice Gen. Proj.) 6%
7/1/09

Central Valley Fing. Auth.            --     BBB-   2,450,000                   3,900,000                    6,350,000
Rev.(Cogeneration Proj.)
(Carson Ice Gen. Proj.)  6.20%
7/1/20

Central Valley Fing.                  --     BBB-   1,500,000     500,000                                    2,000,000
Auth.Rev.(Cogeneration Proj.)
(Carson Ice Gen Proj.) 5.80%
7/1/04

Central Valley Fing. Auth.            --     BBB-   1,000,000                   1,000,000                    2,000,000
Rev.(Cogeneration Proj)
(Carson Ice Gen.Proj.) 6.10%
7/1/13

Chino Basin Fng. Auth. Rev.          Aaa     AAA                                             1,185,000       1,185,000
Rfdg. (Muni. Wtr.Dist. Swr.
Sys. Proj.) 7.0% 8/1/05
(AMBAC Insured)

Chino Basin Fng. Auth. Rev.          Aaa     AAA                  1,145,000                                  1,145,000
(Mun. Wtr. Dist. Swr. Sys.
Proj.) 7.0% 8/1/06 (AMBAC
Insured)

Chino Basin Reg. Fing. Auth.         Aaa     AAA                                             350,000         350,000
Rev. Rfdg.(Muni Wtr. Dist.
Swr. Sys. Proj.) 7% 8/1/09
(AMBAC Insured)

Clovis Unified School Dist.          Aaa     AAA                                             300,000         300,000
Series B, 0% 8/1/02 (MBIA
Insured)

Clovis Unified School Dist.          Aaa     AAA                                3,485,000                    3,485,000
Series B, 0% 8/1/03 (MBIA
Insured)

Coalinga Ctfs. of Prtn. 7%            --     BBB+                               1,655,000                    1,655,000
4/1/10

Contra Costa County Ctfs. of         A1      A+     4,615,000                                                4,615,000
Prtn. (Merrithew Mem. Hosp.)
Cap.Appreciation 0% 11/1/07

Contra Costa County Ctfs. of         A1      A+     6,805,000                                                6,805,000
Prtn. (Merrithew Mem. Hosp.)
Cap. Appreciation 0%  11/1/13

Contra Costa County Ctfs. of         A1      A+                                 3,000,000                    3,000,000
Prtn. (Merrithew Mem. Hosp.)
(Cap. Appreciation)  0%
11/1/14

Contra Costa Schools Fing.           Aaa     AAA                                3,420,000                    3,420,000
Auth. Rev. Vista Unified
School Dist. School Sites
Series A, 0% 9/1/17 (AMBAC
Insured) (Pre-Refunded to
9/1/02 @ 36.34)

Contra Costa Trans. Auth.            Aaa     AAA                  1,000,000     1,000,000    530,000         2,530,000
Sales Tax Rev. Series A, 6%
3/1/03 (FGIC Insured)

Contra Costa Trans. Auth.            Aaa     AAA    1,000,000     500,000       1,000,000                    2,500,000
Series A, 6% 3/1/04 (FGIC
Insured)

Contra Costa Trans Auth.             Aaa     AAA    2,500,000                                                2,500,000
Sales Tax Rev. Series A, 6%
3/1/06 (FGIC Insured)

Contra Costa Trans. Sales Tax        Aaa     AAA                                             1,000,000       1,000,000
6% 3/1/08 (FGIC Insured)

Culver City Redev. Fing. Auth.       Aaa     AAA    1,500,000                   1,500,000                    3,000,000
Rev. Rfdg. Tax Allocation
4.60% 11/1/20 (AMBAC
Insured)

Desert Hosp. Dist. Rev.Ctfs.of       Aaa     AAA    5,200,000     2,600,000     5,200,000                    13,000,00
Prtn. 6.392% 7/28/20 (FSA                                                                                    0
Insured)

Duarte Ctfs. of Prtn. (City of       Baa1     --    2,000,000                   1,730,000    1,200,000       4,930,000
Hope Nat'l. Med. Ctr.) 6%
4/1/08

Duarte Ctfs. of Prtn. (City of       Baa1     --    3,000,000                   2,000,000                    5,000,000
Hope Nat'l. Medical Ctr.)
6.25% 4/1/23

East Bay Muni. Util. Dist.           Aaa     AAA                                1,460,000                    1,460,000
Wastewtr. Treatment 6%
6/1/04 (FGIC Insured)

East Bay Muni. Util Dist.            Aaa     AAA                  1,550,000                                  1,550,000
Wastewtr. Treatment 6%
6/1/05 (FGIC Insured)

East Bay Muni.Util. Dist. Wtr.       A1      AA-    1,250,000                                                1,250,000
Sys. Rev. Sub. Rfdg. 6.10%
6/1/07

East Bay Muni. Util.Dist.Wtr.        Aaa     AAA    1,000,000                                                1,000,000
Sys. Rev. Sub. Rfdg. 6%
6/1/09 (AMBAC Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA    4,000,000                   1,000,000                    5,000,000
Sys. Rev.Sub.Rfdg. 5.75%
6/1/04 (MBIA Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                  1,000,000                                  1,000,000
Sys. Rev. Rfdg. Sub. 6%
6/1/12 (FGIC Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                  1,000,000     1,000,000                    2,000,000
Sys. Rev. Rfdg. 6% 6/1/02
(FGIC Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                                1,500,000                    1,500,000
Sys. Rev. 6% 6/1/03 (FGIC
Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                  1,840,000                                  1,840,000
Sys. Rev. 6% 6/1/06 (FGIC
Insured)

East Bay Reg. Park Dist.             Aa      AA-                  1,000,000                  300,000         1,300,000
6.10% 9/1/06

East Bay Reg. Park Dist.             Aaa     AAA                  660,000                    500,000         1,160,000
Series C, 6.50% 9/1/01 (FGIC
Insured)

East Bay Reg. Park Dist.             Aaa     AAA    1,220,000                                                1,220,000
Series C, 6.50% 9/1/02 (FGIC
Insured)

East Bay Reg. Park Dist.             Aaa     AAA    1,285,000                                                1,285,000
Series C, 6.50% 9/1/03 (FGIC
Insured)

Eastern Muni. Wtr. Dist. Wtr.        Aaa     AAA    1,600,000                   2,000,000                    3,600,000
& Swr. Rev. Ctfs. of Prtn.
6.75% 7/1/12 (FGIC Insured)

Elk Grove Unified School             Aaa     AAA    840,000                                  500,000         1,340,000
Dist. Spl. Tax Rfdg. (Commty.
Facs. Dist. #1) 6.50% 12/1/07
(AMBAC Insured)

Elk Grove Unified School             Aaa     AAA                  2,000,000     2,000,000                    4,000,000
Dist. Spl. Tax Rfdg. (Commty.
Facs. Dist. #1) 6.50% 12/1/24
(AMBAC Insured)

Encintas Unified School Dist.        Aaa     AAA                  1,750,000                                  1,750,000
(Cap. Appreciation) 0% 8/1/03
(MBIA Insured)

Encintas Unified School Dist.        Aaa     AAA    1,250,000                                500,000         1,750,000
(Cap. Appreciation) 0% 8/1/04
(MBIA Insured)

Encintas Unified School Dist.        Aaa     AAA                                1,000,000                    1,000,000
(Cap. Appreciation) 0% 8/1/10
(MBIA Insured)

Escondido Joint Pwrs. Fing.          Aaa     AAA                                             570,000         570,000
Auth. Lease Rev. (California
Ctr. for the Arts) 0% 9/1/04
(AMBAC Insured)

Eureka Unified School Dist.          Aaa     AAA                  660,000                                    660,000
Ctfs. of Prtn. (Cap.
Appreciation) Series A, 0%
9/1/27  (FSA Insured)

Eureka Unified School Dist.          Aaa     AAA                  1,555,000                                  1,555,000
Ctfs. of Prtn. (Cap.
Appreciation) Series B, 0%
9/1/27  (FSA Insured)

Fairfield-Suison Swr. Dist.          Aaa     AAA                                2,085,000                    2,085,000
Swr. Rev. Rfdg. Series A, 0%
5/1/08 (MBIA Insured)

Fairfield-Suisun Swr. Dist.          Aaa     AAA                                1,635,000                    1,635,000
Swr. Rev. Rfdg. Series A, 0%
5/1/07 (MBIA Insured)

Fairfield-Suisun Swr. Dist.          Aaa     AAA                                2,080,000                    2,080,000
Swr. Rev. Rfdg. Series A, 0%
5/1/09 (MBIA Insured)

Folsom Pub. Fing. Auth. Local         --     BBB+                               1,285,000                    1,285,000
Agcy. Rev. Series A, 7.25%
10/1/10

Fontana Redev. Agcy. Tax              --     BBB+   2,300,000     2,300,000     1,900,000                    6,500,000
Allocation Rfdg. (Jurupa Hills)
Series A, 7% 10/1/14

Fontana Redev. Agcy. Tax              --     BBB    2,495,000     1,000,000     2,000,000                    5,495,000
Allocation Rfdg. (Jurupa Hills)
Series 1992 A, 7.10% 10/1/23

Foothill/Eastern Trans.              Baa     BBB-   1,000,000                                                1,000,000
California Toll Rd. Rev. Sr.
Lien Series A, 0% 1/1/05

Foothill/Eastern Trans.              Baa     BBB-                                            1,600,000       1,600,000
Corridor A (California Toll Td.
Rev.) Sr. Lien Series A, 0%
1/1/04

Foster City Pub. Fing.                --     A-     1,355,000                                                1,355,000
Auth.Rev.(Foster City
Commty. Dev. Proj.) Series A,
6% 9/1/06

Foster City Pub. Fing.                --     A-     1,925,000                                                1,925,000
Auth.Rev.(Foster City
Commty. Dev.Proj.) Series A,
6% 9/1/13

Foster City Pub. Fing.                --     A-     1,440,000                                                1,440,000
Auth.Rev.(Foster City
Commty. Dev. Proj.) Series A,
6% 9/1/07

Foster City Pub. Fing. Auth.          --     A-                                 1,000,000                    1,000,000
Spl. Tax Rev. 5.80% 9/1/16

Foster City Pub. Fing. Auth.          --     A-                                              370,000         370,000
Rev. Commty.  Dev. Proj.
Series A, 5.50% 9/1/09

Fountain Valley Agcy. for             --     BBB+   1,745,000                                                1,745,000
Commty. Dev. Tax Allocation
(Ind. Area Redev. Proj.) 9.10%
1/1/15

Fremont Unified School Dist.         Aaa     AAA                                1,270,000                    1,270,000
Alameda County (Cap.
Appreciation) Series F, 0%
8/1/04 (MBIA Insured)

Fremont Unified School Dist.         Aaa     AAA                  1,395,000                                  1,395,000
Alameda County (Cap.
Appreciation) Series F, 0%
8/1/05 (MBIA Insured)

Fremont Unified School Dist.         Aaa     AAA                                             1,000,000       1,000,000
Alameda County (Cap.
Appreciation) Series F, 0%
8/1/09 (MBIA Insured)

Industry Urban Ind. Dev.              --      --    7,990,000                                                7,990,000
Agcy. Rfdg. (Civic
Recreational Proj.#1) Series A,
7.375% 5/1/12

Industry Urban Ind. Dev.              --      --    245,000                                                  245,000
Agcy. Rev. (Civic Recreational
Proj.#1) Series B, 7.375%
5/1/15

Inglewood California (Daniel          --     A                                               1,000,000       1,000,000
Freeman Hosp. Inc.) 6.50%
5/1/01

Intermodal Container Transfer         --     A1     1,500,000                                                1,500,000
Facs. Joint Pwr. Auth. Rev.
Rfdg. Series 1989 A, 7.70%
11/1/14 (BIG Insured) LOC
Industrial Bank of Japan

Irvine Ranch Wtr. Dist. Joint         --     A+                                 1,560,000                    1,560,000
Pwr. Agcy. Local Pool Rev.
7.80% 2/15/08

Irvine Ranch Wtr. Dist. Joint         --     A+     390,000       3,850,000     5,500,000                    9,740,000
Pwr. Agcy. Local Pool Rev.
7.875% 2/15/23

Irvine Ranch Wtr. Dist. Joint         --     A+     13,175,000    3,000,000     14,365,000                   30,540,00
Pwr. Agcy. Local Pool Rev.                                                                                   0
8.25% 8/15/23

Kern County High School              A        --    1,090,000                                                1,090,000
Dist. Gen. Oblig. 7% 8/1/09
(Escrowed to Maturity)

King County Ctfs. of Prtn.            --      --                                2,800,000                    2,800,000
7.50% 7/1/04

Kings River Conservation             Aa      AA     3,830,000     1,000,000     2,000,000                    6,830,000
6.375% 1/1/12

La Quinta Redev. Agcy.               Aaa     AAA                                             555,000         555,000
(Redev. Proj. Area #1) 7.30%
9/1/11 (MBIA Insured)

La Quinta Redev. Agcy.               Aaa     AAA                                             620,000         620,000
(Redev. Proj. Area #1) 7.30%
9/1/06 (MBIA Insured)

La Quinta Redev. Agcy. Rfdg.         Aaa     AAA    1,000,000                                                1,000,000
(Tax Allocation Proj. Area #1)
7.30% 9/1/05 (MBIA Insured)

Livermore Redev. Agcy. Tax            --      --    1,000,000                                                1,000,000
Allocation Rev. (Livermore
Redev. Proj.) Series A,  7.75%
8/1/09

Local Gov't. Fin. Auth. Rev.         Aaa     AAA                  3,565,000                                  3,565,000
(Oakland Cent. Dist.) 0%
9/1/09 (MBIA Insured)

Local Gov't. Fin. Auth. Rev.         Aaa     AAA    3,710,000                                                3,710,000
(Oakland Central Dist.) 0%
9/1/08

Long Beach Harbor 6%                 Aaa     AAA                                3,000,000                    3,000,000
5/15/06 (MBIA Insured)

Long Beach Harbor Rev.               Aaa     AAA                                             700,000         700,000
5.50% 5/15/11 (MBIA
Insured) AMT

Long Beach Harbor Rev.               Aaa     AAA                                3,710,000                    3,710,000
5.50% 5/15/15 (MBIA
Insured) AMT

Long Beach Harbor Rev.               Aaa     AAA                                4,845,000    1,000,000       5,845,000
5.75% 5/15/07 (MBIA
Insured) AMT

Los Angeles County Ctfs. of          Baa1    BBB    1,000,000                                                1,000,000
Partn. (Disney Parking Proj.)
(Cap. Appreciation)  0%
3/1/20

Los Angeles County Ctfs. of          Baa1    BBB                  2,000,000                                  2,000,000
Prtn. (Disney Parking Proj.)
(Cap. Appreciation)  0%
3/1/10

Los Angeles County Ctfs. of          Baa1    BBB    1,950,000                                                1,950,000
Prtn. (Disney Parking Proj.)
0%, 3/1/11

Los Angeles County Ctfs. of          Baa1    BBB                                2,180,000                    2,180,000
Prtn. (Disney Parking Proj.)
0% 3/1/12

Los Angeles County Ctfs. of          Baa1    BBB    2,835,000                   2,750,000                    5,585,000
Prtn. (Disney Parking Proj.)
0% 3/1/13

Los Angeles County Ctfs. of          Baa1    BBB    3,370,000                                                3,370,000
Prtn. (Disney Parking Proj.)
0% 9/1/17

Los Angeles County Ctfs. of          Baa1    BBB    3,000,000                                                3,000,000
Partn. (Disney Parking Proj.)
(Cap. Appreciation)  0%
3/1/18

Los Angeles County Ctfs. of          Baa1    BBB                                3,175,000                    3,175,000
Prtn. (Disney Package Proj.)
0% 3/1/19

Los Angeles County Ctfs. of          Aaa     AAA    3,770,000                                                3,770,000
Prtn.(Correctional Facs.) 0%,
9/1/10 (MBIA Insured)
(escrowed to Maturity)

Los Angeles County Ctfs. of          Aaa     AAA                                6,400,000                    6,400,000
Prtn. Cap. Appreciation
(Correctional Facs.) 0% 9/1/11
(MBIA Insured)

Los Angeles County                   Aaa     AAA                                             2,000,000       2,000,000
Metropolitan Trans. Auth.
5.30% 7/1/05 (MBIA Insured)

Los Angeles County                   Aaa     AAA                                             1,200,000       1,200,000
Metropolitan Trans. Auth.
(Sales Tax Rev.) Second Series
A, 5.90% 7/1/02 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA    1,655,000     1,750,000                                  3,405,000
Metropolitan Trans. Auth.
Sales Tax Rev. Prop. C, Series
A 5.90% 7/1/03 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA    2,100,000                   2,135,000                    4,235,000
Metropolitan Trans.
Auth.(Sales Tax Rev.) Second
Series A, 5.90% 7/1/04
(AMBAC Insured)

Los Angeles County                   Aaa     AAA    1,730,000                                                1,730,000
Metropolitan Trans. Auth.
Sales Tax Rev.Prop.C, Series
A, 5.90% 7/1/07 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA                                             500,000         500,000
Metropolitan Trans. Auth.
Sales Tax Rev. Prop C, Series
A, 5.90% 7/1/08 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA                                1,585,000                    1,585,000
Metropolitan Transit Auth.
Sales Tax Rev. Series A,
5.90% 7/1/14 (MBIA Insured)

Los Angeles County Trans.            Aaa     AA-                                             1,250,000       1,250,000
Commission (SalesTax Rev.)
Series A, 6.75% 7/1/11

Los Angeles Ctfs. of Prtn.            --     A      2,000,000                   1,000,000                    3,000,000
(Health Facs. Construction
Loan) (Bay Harbor Hosp.)
7.30% 4/1/20

Los Angeles Dept. Arpts. Arpt.       Aaa     AAA                                             1,000,000       1,000,000
Rev. (Los Angeles Int'l Arpt.)
Series D, 5.625%5/15/12
(FGIC Insured)

Los Angeles Dept. of Wtr. &          Aa      A+                                              110,000         110,000
Pwr. Rev. (Electric Plant)
Second Issue 9% 10/15/01

Los Angeles Dept. Wtr. & Pwr.        Aaa     AAA                  2,700,000                                  2,700,000
Elec. Plant Rev. Rfdg. 4.75%
8/15/16 (FGIC Insured)

Los Angeles Dept. Wtr. & Pwr.        Aa      A+                                 1,000,000                    1,000,000
Elec. Plant Rev. Rfdg. 6.375%
2/1/20

Los Angeles Harbor Dept.             Aa      AAA    7,540,000     2,000,000     2,270,000                    11,810,00
Rev. 7.60% 10/1/18 (Escrowed                                                                                 0
to Maturity)

Los Angeles Wastewtr. Sys.           Aaa     AAA                  500,000                    500,000         1,000,000
Rev. Rfdg. Series A, 9%
6/1/00 (MBIA Insured)

Los Angeles Wastewtr. Sys.           Aaa     AAA    2,000,000                   2,000,000                    4,000,000
Rev. Rfdg. Series D, 4.70%
11/1/17 (FGIC Insured)

Los Angeles Wastewtr. Sys.           Aaa     AAA    2,000,000     1,000,000                                  3,000,000
Rev. Rfdg. Series D, 5.20%
11/1/21 (FGIC Insured)

Los Angeles Wastewtr.                Aaa     AAA    1,500,000     1,500,000                                  3,000,000
Sys..Rev. Rfdg.Series A, 6%
2/1/04 (FGIC Insured)

Los Angeles Wastewtr. Sys.           Aaa     AAA                                1,345,000                    1,345,000
Rev. Rfdg. Series A, 5%
2/1/11 (FGIC Insured)

M-S-R Pub. Pwr. Agcy. San            Aaa     AAA                  2,500,000                                  2,500,000
Juan Proj. Rev. Series D,
6.75% 7/1/20 (MBIA Insured)

Madera County Ctfs. Partn.           Aaa     AAA    500,000                     500,000      480,000         1,480,000
(Valley Children's Hospital)
6.25% 3/15/05 (MBIA
Insured)

Manhattan Beach Unified              Aaa     AAA                                             975,000         975,000
School Dist. 0% 9/1/09 (FGIC
Insured)

Metropolitan Wtr. Dist.              Aaa     AAA    1,600,000                                250,000         1,850,000
Southern Calif. (Special Dist.
Gen. Oblig.) 5% 3/1/02

Metropolitan Wtr. Dist.              Aa      AA     2,515,000                                                2,515,000
Southern California Rev. 5%
7/1/20

Metropolitan Wtr. Dist.              Aa      AA     1,300,000                                                1,300,000
Southern California Rev.
7.661% 8/5/22

Metropolitan Wtr. Dist.              Aa      AA     5,000,000     4,000,000     5,000,000                    14,000,00
Southern California. Rev.                                                                                    0
5.75% 8/12/18

Metropolitan Wtr. Dist.              Aaa     AAA                  1,140,000                                  1,140,000
Wtrwks. Rev. Rfdg. Series B,
5% 7/1/14 (MBIA Insured)

Metropolitan Wtr. Dist.              Aaa     AAA                                3,000,000                    3,000,000
Southern California 6% 7/1/05
(MBIA Insured)

Metropolitan Wtr. Dist.              Aaa     AAA                  3,000,000                                  3,000,000
Southern California Wtrwks.
Rev. 4.75% 7/1/21 (MBIA
Insured)

Modesto Ctfs. of Prtn.               Aaa     AAA                  2,500,000                                  2,500,000
(Commty. Ctr. Refing. Proj.)
Series A, 5% 11/1/23
(AMBAC Insured)

Modesto Ctfs. of Prtn.               Aaa     AAA                                1,370,000                    1,370,000
(Commty. Ctr. Refing. Proj.)
Series A, 5.60% 11/1/14
(AMBAC Insured)

Modesto Ctfs. of Prtn. (Golf         Aaa     AAA                                1,585,000                    1,585,000
Course Refing. Proj.) Series B,
5% 11/1/23 (AMBAC Insured)

Modesto Irrigation Dist. Ctfs.       A1      A+     5,000,000                                                5,000,000
of Prtn. (Geysers Geothermal
Pwr. Proj.) Series 1986,  5%
10/1/17

Modesto Irrigation Dist. Ctfs.       Aaa     AAA                                2,270,000                    2,270,000
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/10  (MBIA
Insured)

Modesto Irrigation Dist. Ctfs.       Aaa     AAA    2,140,000                                                2,140,000
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/05  (MBIA
Insured)

Modesto Irrigation Dist. Ctfs.       Aaa     AAA    2,270,000                                                2,270,000
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/08  (MBIA
Insured)

Modesto Irrigation Dist. Ctfs.       Aaa     AAA                  2,270,000                                  2,270,000
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/09  (MBIA
Insured)

Moreno Valley Unified School         Aaa     AAA                  2,350,000                                  2,350,000
Dist. Ctfs. of Prtn. (Land
Acquisition) 0% 9/1/11  (FSA
Insured)

Northern California Pwr.             Aaa     AAA    1,355,000     1,300,000     1,170,000                    3,825,000
Agcy. Pub. Pwr. Rev. 7.50%
7/1/23 (AMBAC Insured)
(Pre-Refunded to 7/1/21 @
100)

Northern California Pwr.             Aaa     AAA    1,875,000     1,085,000     5,675,000                    8,635,000
Agcy. Pub. Pwr. Rev. Rfdg.
(Geothermal Proj.) Series A,
5.80% 7/1/09 (AMBAC
Insured)

Northern California Pwr.             Aaa     AAA    2,250,000     500,000       2,250,000                    5,000,000
Agcy. Pub. Pwr. Rev.
Crossover Rfdg. (Geothermal
Proj. #3) Series A, 5.50%
7/1/05 (AMBAC Insured)

Northern California Pwr.             Aaa     AAA    1,500,000                                500,000         2,000,000
Agcy. Pub. Pwr. Rev. Rfdg.
(Geothermal Proj. #3-B)
5.50% 7/1/01 (AMBAC
Insured)

Northern California Trans.           Aaa     AAA    7,000,000                                                7,000,000
Rev. (Ore Trans. Proj.) Series
A, 7% 5/1/13 (MBIA Insured)

Oakland Ctfs. of Prtn. Rfdg.         Aaa     AAA    2,750,000                                                2,750,000
(Oakland Museum) Series A,
0%, 4/1/07 (AMBAC Insured)

Oakland Redev. Agcy. Central         Aaa     AAA                                1,000,000                    1,000,000
Dist. Redev. (Sub. Tax
Allocation) 5% 9/1/21 (MBIA
Insured)

Oakland Redev. Agcy. Central         Aaa     AAA                  2,960,000                                  2,960,000
Dist. Redev. (Sub. Tax
Allocation)  5% 9/1/13 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                                3,255,000                    3,255,000
Rev. (Ctr. City Cimarron
Proj.#1) 0% 8/1/08 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                                3,260,000                    3,260,000
Rev. (Ctr. City Cimarron
Proj.#1) 0% 8/1/09 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA    3,255,000                                                3,255,000
Rev. (Cap. Appreciation Proj.
#1) 0% 8/1/10  (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                  500,000                    500,000         1,000,000
6.65% 8/1/07 (MBIA Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                  1,065,000                                  1,065,000
6.75% 8/1/08 (MBIA Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                  1,215,000                                  1,215,000
Rev. Rfdg. (Ontario Redev.
Proj. #1) 6.90% 8/1/10 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                                1,000,000                    1,000,000
Rev. (Ontario Redev. Proj. 1)
6.95% 8/1/11 (MBIA Insured)

Orange County Local Trans.           Aaa     AAA    1,250,000                   1,250,000                    2,500,000
Auth. Sales Tax Rev. First
Series-Measure M, 6%
2/15/08 (AMBAC Insured)

Orange County Wtr. Dist. Ctfs.       Aaa     AAA                                             1,000,000       1,000,000
of Prtn., Series A, 5.50%
8/15/09 (AMBAC Insured)

Palomar Pomerado Health Sys.         Aaa     AAA                                3,075,000                    3,075,000
Rev. 0% 11/1/05 (MBIA
Insured)

Placer County Wtr.                    --     A      8,830,000                                                8,830,000
Agcy.(Middle Fork Proj.) Rev.
Series A, 3.75% 7/1/12

Pleasanton Joint Pwrs. Fing.         Baa      --    1,215,000                                                1,215,000
Auth. Rev. Reassessment
Series A, 5.70% 9/2/01

Pleasanton Joint Pwrs. Fing.         Baa      --    2,820,000                   2,445,000                    5,265,000
Auth. Rev. Reassessment
Series A, 5.80% 9/2/02

Pleasanton Jt. Pwrs. Fin. Auth.      Baa      --                  1,490,000     1,390,000                    2,880,000
Reassessment, Series A, 6%
9/2/05

Pleasanton Joint Pwrs. Fing.         Baa      --    2,830,000                   5,095,000                    7,925,000
Auth. Rev. Reassessment
Series A, 6.15% 9/2/12

Port Oakland Port Rev. Rfdg.         Aaa     AAA    1,770,000                   3,500,000                    5,270,000
(Cap. Appreciation) Series F,
0% 11/1/08 (MBIA Insured)

Port Oakland Port Rev. Series        Aaa     AAA                                900,000                      900,000
G, 6% 11/1/07 (MBIA
Insured)

Port Oakland Port. Rev.Rfdg.         Aaa     AAA    4,250,000                                                4,250,000
(Cap. Appreciation) Series F,
0% 11/1/07 (MBIA Insured)

Port Oakland Port. Rev. Rfdg.        Aaa     AAA                                             300,000         300,000
Series F, 0% 11/1/05 (MBIA
Insured)

Port Oakland Port. Rev. Rfdg.        Aaa     AAA    1,640,000                   1,250,000                    2,890,000
(Cap.appreciation) Series F,
0% 11/1/06 (MBIA Insured)

Rancho California Wtr. Dist.         Aaa     AAA                                             1,315,000       1,315,000
Fing. Auth. Rev. Rfdg. 6.50%
11/1/00 (FGIC Insured)

Rancho California Wtr. Dist.         Aaa     AAA                                             1,300,000       1,300,000
Fing. Auth. Rev. Rfdg. 6.50%
11/1/03 (FGIC Insured)

Rancho Wtr. Dist. Fing. Auth.        Aaa     AAA    1,985,000                                                1,985,000
Rev. Rfdg. 6.50% 11/1/04
(FGIC Insured)

Rancho Mirage Joint Pwrs.            A2       --    3,300,000     1,000,000     1,000,000                    5,300,000
Fing. Auth. Ctfs. of Prtn.
(Eisenhower Mem. Hosp.) 7%
3/1/22

Rancho Wtr. Dist. Fin. Auth.         Aaa     AAA                                2,005,000                    2,005,000
Rev.(Floats Pa. 62) 4.875%
8/1/15 (AMBAC Insured)

Rancho Wtr. Dist. Fing. Auth.        Aaa     AAA                                2,500,000                    2,500,000
Rev. Rfdg. 5.875% 11/1/10
(FGIC Insured)

Rancho Wtr. Dist. Fing. Rev.         Aaa     AAA                  500,000                                    500,000
Rfdg. 6.50% 11/1/05 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                  2,000,000                                  2,000,000
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/05 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                  1,730,000                                  1,730,000
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/06 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                  1,890,000                                  1,890,000
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/07 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                  1,300,000                                  1,300,000
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/08 (FGIC
Insured)

Redondo Beach Redev. Agcy.           Aaa     AAA                  1,000,000                                  1,000,000
Tax Allocation (South Bay
Ctr.) 8.625% 5/1/14  (FGIC
Insured)

Richmond Redev. Agcy. Tax            Aaa     AAA                  1,750,000                                  1,750,000
Allocation (Harbor Redev.
Proj.) 7% 7/1/09 (FSA
Insured)

Riverside County Asset               A3      A                                  1,250,000                    1,250,000
Leasing Corp. 5.75% 6/1/01

Riverside County Asset               A3      A                    2,000,000     3,000,000                    5,000,000
Leasing Corp. Leasehold Rev.
(Riverside County Hosp. Proj.)
Series A, 6.375% 6/1/09

Riverside County Asset               A3      A                                  1,500,000    2,000,000       3,500,000
Leasing Corp. Leasehold Rev.
(Riverside County Hosp. Proj.)
Series A, 6.0% 6/1/03

Riverside County Asset               A       A      7,000,000     5,500,000     5,500,000                    18,000,00
Leasing Corp. Leasehold Rev.                                                                                 0
(Riverside County Hosp. Proj.)
Series A, 6.50% 6/1/12

Riverside County Redev.               --     BBB                                1,000,000                    1,000,000
Agcy. Tax Allocation (Redev.
Proj. #4) Series A,  7.50%
10/1/10

Riverside County Redev.               --     BBB                                2,500,000                    2,500,000
Agcy. tax Allocation (Redev.
Proj. #4) Series A,  7.50%
10/1/26

Riverside Unified School Dist.       Aaa     AAA    1,940,000     1,710,000     1,835,000                    5,485,000
Ctfs. of Prtn. (Cap.
Appreciation Land Acquisition
Proj.) Series B, 0% 9/1/26
(FSA Insured)

Rosemead Redev. Agcy. (Sub.           --     A-                                              1,120,000       1,120,000
Lien Tax Allocation Proj. Area
1) 0% 10/1/98 (Escrowed to
Maturity)

Roseville Joint Unified High         Aaa     AAA                                             1,060,000       1,060,000
School Dist. Series B, 0%
8/1/00  (FGIC Insured)

Sacaramento Fing. Auth. (Gas         Aaa     AAA                                             1,475,000       1,475,000
Tax Rev.)Series A, 6.75%
12/1/08 (AMBAC Insured)

Sacramento  Pwr. Auth.                --     BBB-                 1,000,000                                  1,000,000
Cogeneration Proj. 6.50%
7/1/08

Sacramento Fing. Auth. Gas           Aaa     AAA                  1,290,000                                  1,290,000
Tax Rev. Series A, 6% 10/1/07
(AMBAC Insured)

Sacramento Cogeneration               --     BBB-   1,000,000                   1,000,000                    2,000,000
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
5.40% 7/1/98

Sacramento Cogenation Auth.           --     BBB-                               1,200,000                    1,200,000
Rev. (Cogeneration Proj. &
Proctor & Gamble Proj.)
5.70% 7/1/00

Sacramento Cogeneration               --     BBB-   1,000,000                                                1,000,000
Auth. Cogeneration Proj. Rev.
(Procter & Gamble Proj.)
5.90% 7/1/02

Sacramento Cogeneneration             --     BBB-                 700,000                                    700,000
Auth. Pwr. & Gas 6% 7/1/03

Sacramento Cogeneration               --     BBB-                                            1,500,000       1,500,000
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.) 7%
7/1/05

Sacramento Cogeneration               --     BBB-   1,000,000                                                1,000,000
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
6.50% 7/1/14

Sacramento Cogeneration               --     BBB-   700,000                     800,000                      1,500,000
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
6.375% 7/1/10

Sacramento Pwr. Auth.                 --     BBB-   3,000,000                   1,500,000                    4,500,000
Cogeneration Proj. Rev  6.50%
7/1/06

Sacramento Pwr.                       --     BBB-   1,000,000     1,000,000                                  2,000,000
Auth.Cogeneration Proj. Rev.
6.50% 7/1/07

Sacramento Fing. Auth. Lease         Aaa     AAA    2,225,000     6,500,000                                  8,725,000
Rev. Rfdg. Series A, 5.375%
11/1/14 (AMBAC Insured)

Sacramento Fing. Auth. Lease         Aaa     AAA                                1,925,000                    1,925,000
Rev. Rfdg. Series A, 5.40%
11/1/20 (AMBAC Insured)

Sacramento Muni. Util.               Aaa     AAA    7,000,000     3,700,000     7,000,000                    17,700,00
Dist.Elec.Rev 1.76% 11/15/08                                                                                 0
(FGIC Insured)

Sacramento Muni. Util.               Aaa     AAA    3,500,000     2,000,000     3,500,000                    9,000,000
Dist.Elec.Rev 6.30% 8/15/18
(FGIC Insured)

Sacramento Muni. Util. Dist.         Aaa     AAA    2,100,000     7,000,000                                  9,100,000
Elec. Rev. Rfdg. Series G,
6.5%, 9/1/13

San Bernadino County Ctfs. of        Baa1    A-                                              915,000         915,000
Prtn. Rfdg. (Med. Ctr. Fing.
Proj.) 5.25% 8/1/04

San Bernardino County Ctfs.          Baa1    A-     5,500,000                   4,500,000                    10,000,00
of Prtn.Rfdg (Med. Ctr. Fin.)                                                                                0
5.50% 8/1/22

San Bernardino County Ctfs.          Baa1    AAA    2,500,000                   2,500,000                    5,000,000
of Prtn. (Cap. Facs. Proj.)
Series B, 6.875% 8/1/24
(Escrowed to Maturity)

San Diego County  Wtr. Auth.         Aaa     AAA    2,500,000                   2,500,000                    5,000,000
5.632% 4/25/07 (FGIC
Insured)

San Diego County Reg. Trans.         Aaa     AAA                                1,500,000                    1,500,000
Commission Sales Tax Rev.
6% 4/1/05 (AMBAC Insured)

San Diego County Reg. Trans.         Aaa     AAA    2,875,000     1,150,000     1,875,000                    5,900,000
Commission Sales Tax Rev.
Second Series A, 6% 4/1/04
(FGIC Insured)

San Diego County Reg.  Trans.        Aaa     AAA    4,000,000     4,000,000                  1,000,000       9,000,000
Commision Sales Tax Rev.
Second Series A, 6.25% 4/1/03
(FGIC Insured)

San Diego Multi-Family Hsg.           --     AAA    1,585,000                                                1,585,000
Rev. (Island Gardens Apts.
Proj.) Series B, (GNMA Coll.)
9.50% 10/20/20, LOC Swiss
Bank

San Diego Pub. Facs. Fing.           Aaa     AAA    1,500,000                                                1,500,000
Swr. 6% 5/15/07 (FGIC
Insured)

San Diego Swr. Rev. Series A,        Aaa     AAA    2,000,000                                                2,000,000
5% 5/15/13 (AMBAC Insured)

San Francisco Bldg. Auth.            A       A      1,320,000                   1,320,000                    2,640,000
Lease Rev. (Dept. Gen. Svcs.
Lease) Series A 5% 10/1/08

San Francisco Bldg. Auth.            A       A                                               400,000         400,000
Lease Rev. Dept. Gen. Svcs.
Lease Series A, 5% 10/1/05

San Francisco City & County          A1      AA-    625,000                     625,000                      1,250,000
7.20% 9/1/01

San Francisco City & County          A1      AA-    1,000,000                                                1,000,000
Public Safety Impt. Proj.
Series B, 7.20% 6/15/05

San Francisco City & County          Aaa     AAA    1,755,000                                                1,755,000
School Dist. Facs. Impt. Proj.
Series C, 6.20% 6/15/11
(FGIC Insured)

San Francisco City & County          Aaa     AAA    1,500,000                                680,000         2,180,000
Series 1995 A & B, 6.50%
6/15/03 (FGIC Insured)

San Francisco City & County          Aaa     AAA                  1,000,000     1,300,000                    2,300,000
Int'l. Arpt. Rev. Rfdg. Series 2,
6.2% 5/1/05 (AMBAC
Insured)

San Fransisco Arpt. 6% 5/1/13        Aaa     AAA                  1,075,000                                  1,075,000
(FGIC Insured)

San Francisco City & County          Aaa     AAA                                2,000,000                    2,000,000
Arpts. 5.125% 5/1/07 (FGIC
Insured)

San Francisco City & County          Aaa     AAA    2,000,000     1,000,000     2,000,000                    5,000,000
Swr. Rev. Rfdg. 5.90% 10/1/08
(AMBAC Insured)

San Francisco City & County          Aaa     AAA                                3,690,000                    3,690,000
Swr. Rev. Series B, 0%
10/1/06 (FGIC Insured)

San Fransisco City & County          Aaa     AAA                  4,770,000                                  4,770,000
Swr. Rev. Series B, 0%
10/1/07 (FGIC Insured)

San Francisco City & County          Aaa     AAA                                1,600,000                    1,600,000
Swr. Rev. Series B, 0%
10/1/08 (FGIC Insured)

San Francisco City & County          Aa      AA-                                             1,000,000       1,000,000
Pub. Utils. Wtr. Rev.
Crossover Rfdg. Series A,
6.50% 11/1/09

San Francisco City & County           --      --    9,000,000                   6,000,000                    15,000,00
Redev. Agcy. 7.75% 9/1/06                                                                                    0

San Francisco City & County          Aaa     AAA    1,035,000                                                1,035,000
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/06 (FGIC Insured)

San Francisco City & County          Aaa     AAA    1,085,000                                                1,085,000
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/07 (FGIC Insured)

San Francisco City & County          Aaa     AAA    1,085,000                                                1,085,000
Redev. Fing. Auth. Tax
Allocation Rev. Series A, 0%
8/1/08  (FGIC Insured)

San Francisco City & County          Aaa     AAA    1,085,000                                                1,085,000
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/09 (FGIC Insured)

San Francisco City & County          Aaa     AAA    1,085,000                                                1,085,000
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/10 (FGIC Insured)

San Francisco City & County          Aaa     AAA                                1,475,000                    1,475,000
Redev. Fing. Auth. Tax
Allocation Rfdg. (Cap.
Appreciation/Redev. Proj.)
Series B, 0% 8/1/10 (MBIA
Insured)

San Francisco Port. Comm.            A       BBB+                                            1,000,000       1,000,000
Rev. Rfdg. 5.50% 7/1/04

San Fransico Bay Area Rapid          Aaa     AAA    1,500,000                                                1,500,000
Transition Dist. Sales Tax Rev.
Rfdg. 6.75% 7/1/10  (AMBAC
Insured)

San Jacinto Unified School           Aaa     AAA                  1,585,000                                  1,585,000
Dist. Series B, 0% 9/1/26 (FSA
Insured)

San Joaquin County Ctfs. of          A       A-     1,000,000                   1,000,000    250,000         2,250,000
Prtn. (General Hosp. Proj.)
5.70% 9/1/01

San Joaquin County Ctfs. of          A       A-                                              350,000         350,000
Prtn. (General Hosp. Proj.)
5.80% 9/1/02

San Joaquin County Ctfs. of          A       A-                                 2,500,000                    2,500,000
Prtn. (Gen. Hosp. Proj.) 6.25%
9/1/13

San Joaquin Ctfs. of Prtn.           A       A-                   2,500,000                                  2,500,000
(Gen. Hosp. Proj.) 6.625%
9/1/20

San Joaquin County Ctfs. of          Aaa     AAA                  1,000,000                                  1,000,000
Prtn. Rfdg. (Cap. Facs. Proj.)
5% 11/15/09 (MBIA Insured)

San Jose Arpt. Rev. Rfdg.            Aaa     AAA                  1,905,000                                  1,905,000
5.875% 3/1/07 (FGIC Insured)

San Jose Ctfs. of Prtn. Rfdg.        Aaa     AAA    3,500,000     1,500,000                                  5,000,000
(Communication Ctr. Proj.)
6.50% 5/1/10 (MBIA Insured)

San Jose Redev. Agcy. Tax            Aaa     AAA                  3,000,000                                  3,000,000
Alloc. Merged Area Redev.
Proj., 6% 8/1/15 (MBIA
Insured)

Santa Ana Commty Redev.               --     AAA    830,000                     860,000                      1,690,000
Agcy. Tax Allocation (Santa
Ana Redev. Proj.) Series B,
6.50% 12/15/14

Santa Ana Commty. Redev.             Aaa     AAA                  3,000,000                                  3,000,000
Agcy. Tax Allocation (South
Main St. Redev.) 5.25% 9/1/13
(MBIA Insured)

Santa Barbara Ctfs. of Prtn.          --     A                                  2,000,000                    2,000,000
(American Baptist Hosp.)
7.40% 5/15/15

Santa Barbara Ctfs. of Prtn.         A1      A+                                              1,000,000       1,000,000
Rfdg. 5.10% 3/1/03

Santa Barbara Redev. Tax             Aaa     AAA                                             500,000         500,000
Allocation 6% 3/1/05
(AMBAC Insured)

Santa Clara County Fin. Auth.        Aaa     AAA                                1,175,000                    1,175,000
Lease Rev. (VMC
Replacement Proj.) Series A,
7.75% 11/15/08 (AMBAC
Insured)

Santa Clara Elec. Rev. Series        Aaa     AAA    2,080,000                                                2,080,000
B, 0% 7/1/06 (MBIA Insured)

Santa Clara Fing. Lease Auth.        Aaa     AAA    3,725,000                                                3,725,000
Rev. (VMC Fac.Replacement
Proj.) A 7.75% 11/15/09
(AMBAC Insured)

Santa Margarita Dana Point           Aaa     AAA    2,200,000                                                2,200,000
Auth. Rev. (Impt. Dists
1-2-2A 8, Series A, 7.25%
8/1/07 (MBIA Insured)

Santa Margarita Dana Point           Aaa     AAA    1,865,000                                                1,865,000
Rev. 7.25% 8/1/12 (MBIA
Insured)

Santa Margarita/Dana Pnt.            Aaa     AAA                                             1,500,000       1,500,000
Auth. Rev. (Impt. Dists
1-2-2a & 8) Series A, 7.25%
8/1/06 (MBIA Insured)

Santa Margarita/Dana Point           Aaa     AAA                                1,780,000                    1,780,000
Auth. Rev. (Impt. Dists.
1-2-2A & 8) 7.25% 8/1/08
(MBIA Insured)

Santa Rosa Wastewtr. Rev.            Aaa     AAA                  900,000                                    900,000
Rfdg. & Sub Reg'l Wastewtr.
Proj. Series A, 4.75% 9/1/16
(FGIC Insured)

Sequoia Hosp. 5.375%                 Baa     BBB    2,300,000                   2,225,000                    4,525,000
8/15/13 (Escrowed to
Maturity)

Sequoia Hosp. Dist. Rev.             Baa     BBB                                             1,225,000       1,225,000
4.90% 8/15/02

Sequoia Hosp. Dist. Rev.             Baa     BBB                                             1,285,000       1,285,000
Rfdg. 5% 8/15/03

South Orange County Pub.             Aaa     AAA    3,000,000     2,000,000                                  5,000,000
Fin. Auth. Spl. Tax Rev. (Sr.
Lien) Series A, 7% 9/1/09
(MBIA Insured)

South Orange County Pub.             Aaa     AAA                                3,300,000                    3,300,000
Fin. Auth. (Spl. Tax Rev. Sr.
Lien) 7% 9/1/10 (MBIA
Insured)

South Orange County Pub.             Aaa     AAA    2,000,000                                                2,000,000
Fin. Auth. Spl. Tax Rev.
(Foothill Area) Series C,
7.50%  8/15/06 (FGIC
Insured)

South Orange County Pub.             Aaa     AAA                  2,290,000                                  2,290,000
Fing. Auth. Spl. Tax Rev.
(Foothill Area) Series C,
7.50% 8/15/07 (FGIC Insured)

South Orange County Pub.             Aaa     AAA                                3,650,000                    3,650,000
Fin. Auth. (Spl. Tax Rev.
Foothill Area C) 8% 8/15/09
(FGIC Insured)

Southern California Pub. Pwr.        Aaa     AAA                                             300,000         300,000
Auth. Pwr. Proj. Rev. Series
11, 0% 7/1/15  (Pre-Prefunded
to 7/1/00 @ 101)

Southern California Pub. Pwr.        A       A      1,400,000                                                1,400,000
Auth. Pwr. Proj. Rev. (Multiple
Proj.) 6.75% 7/1/10

Southern California Pub. Pwr.        A       A      4,000,000                   2,500,000                    6,500,000
Auth. Pwr. Proj. Rev. (Multiple
Proj.) 6.75% 7/1/11

Southern California Pub. Pwr.        Aaa     AAA    2,000,000                                                2,000,000
Auth. Pwr. Proj. Rev. Rfdg.
(Mead Adelanto Proj.)  Series
A, 4.75% 7/1/16, (AMBAC
Insured)

Southern California Pub. Pwr.        Aaa     AAA    1,000,000                                                1,000,000
Auth. Pwr. Proj. Rev. Rfdg.
(Palo Verde Proj.) Series A,
6% 7/1/07 (AMBAC Insured)

Southern California Pub. Pwr.        Aaa     AAA    1,000,000     1,000,000                                  2,000,000
Auth. Transmission Proj. Rev.
Rfdg. (Sub Southern
Transmission) Series A, 6%
7/1/06 (MBIA Insured)

Stanislaus County Ctfs. of           Aaa     AAA    1,500,000                                                1,500,000
Prtn. 5.25% 5/1/14 (MBIA
Insured)

Sulpher Springs Unified              Aaa     AAA                  2,000,000     2,745,000                    4,745,000
School Dist. Series A, 0%
9/1/08 (MBIA Insured)

Sulpher Springs Unified              Aaa     AAA                                2,750,000                    2,750,000
School Dist. Unltd. Tax Series
A, 0% 9/1/12 (MBIA Insured)

Sulphur Springs Unified              Aaa     AAA    2,485,000                                                2,485,000
School Dist. Series A, 0%
9/1/09 (MBIA Insured)

Sulphur Springs Unified              Aaa     AAA    4,445,000                                                4,445,000
School Dist. Series A, 0%,
9/1/07 (MBIA Insured)

Tahoe-Truckee Joint Union            Aaa     AAA                  6,625,000                                  6,625,000
School Dist. (Cap.
Appreciation) Series A, 0%
9/1/10

Univ. of California Rev.             Aaa     AAA    2,000,000                                                2,000,000
(Multiple Purpose Projs.)
Series D, 6.10% 9/1/10 (MBIA
Insured)

Upland Hosp. Ctfs of Prtn.            --     A      1,850,000                   1,850,000                    3,700,000
(San Antonio Commty. Hosp.)
5.25% 1/1/08

Upland Hosp. Ctfs. of Prtn.           --     A      1,500,000     1,000,000                                  2,500,000
(San Antonio Commty. Hosp.)
5% 1/1/18

Upland Hosp. Ctfs. of Prtn.           --     A      5,500,000                   3,000,000                    8,500,000
(San Antonio Commtys.
Hosp.) 5.25% 1/1/13

West Covina Ctfs.of Prtn.            A2      A      1,100,000     1,000,000     1,100,000                    3,200,000
(Queen of the Valley Hosp.)
6.50% 8/15/24

West Covina Cop Queen of the         A2      A                                               925,000         925,000
Valley Hosp.  6% 8/15/03

West Covina Cop Queen of the         A2      A                                               875,000         875,000
Valley Hosp.  5.90% 8/15/02

West Covina Cop Queen of the         A2      A                                               980,000         980,000
Valley Hosp. 6.125% 8/15/04



TOTAL MUNICIPAL
BONDS



MUNICIPAL NOTES

CALIFORNIA

California Cont. Fing. Auth.         VMIG    A-1    3,500,000                   1,200,000                    4,700,000
Poll. Cont. Rev. (Southern           1
California Edison Proj.) Series
1986 C, 3.45%, VRDN

California Gen. Oblig. RAN           MIG     SP-1   2,000,000                   1,500,000                    3,500,000
4.50% 6/30/97                        1       +

California Poll. Cont. Fin.           --     A-1+   2,300,000                   3,400,000    1,000,000       6,700,000
Auth. Poll. Cont. Rev. Rfdg.
(Pacific Gas & Elec.) Series C,
3.40% 11/1/26 LOC Bank of
America

California Poll. Cont. Fin.          P-1      --                                1,500,000    700,000         2,200,000
Auth. Resources Recovery
Rev. (Burney Forest Prod.
Proj.) 3.35%, LOC Fleet Bank,
VRDN

California Poll. Cont. Fin.          P-1      --    1,900,000                   300,000      500,000         2,700,000
Auth. Resources Recovery
Rev. (Ultra Pwr. Rocklin Proj.)
Series 1988 A, 3.45%, LOC
Security Pacific Nat'l. Bank,
VRDN

Fresno County Unltd. Tax              --     SP-1   2,000,000                   2,000,000                    4,000,000
TRAN 4.75% 9/29/97                           +

Los Angeles County                    --     AAA                  1,975,000                                  1,975,000
Metropolitan Trans. Auth. Rev.
(General Muni. Trust Receipts)
Participating VRDN, Series
SGB-1, 3.55% (Liquidity
Facility Societe Generale,
France)

Los Angeles Gen. Oblig.              MIG     SP-1   1,000,000                                1,000,000       2,000,000
TRAN, Series 1996-1997,              1       +
4.50% 6/30/97

Orange County Various                VMIG    A-1+                 2,900,000                                  2,900,000
Sanitation Dist. Ctfs. of Prtn.      1
(Cap. Impt. Prog. Dist. 1-7  &
11) 3.65% (FGIC Insured)
VRDN

San Diego County Reg. Trans.         P-1     A-1                                             300,000         300,000
Commission Sales Tax Rev.
Second Sr. Series A, 3.60%
4/1/03 (FGIC Insured)



TOTAL MUNICIPAL
NOTES



TOTAL INVESTMENTS


Value

                                                    FIDELITY CA    FIDELITY CA    SPARTAN CA     SPARTAN CA    COMBINED
                                                    MUNI INC       INS. MUNI      MUNI INC       INT. MUNI
                                                                   INC                           INC.

MUNICIPAL BONDS

CALIFORNIA

Alameda County Ctfs. of Prtn.        Aaa     AAA    4,212,750      1,798,125                                   6,010,875
Rfdg. (Santa Rita Jail Proj.)
5.375% 6/1/09  (MBIA
Insured)

Alameda Hsg. Auth.                    --     AAA    2,673,381                     1,811,331                    4,484,712
Multi-Family Hsg. Rev.
(Independence Apts.) Series
A,  7.50% 2/20/31 (GNMA
Coll.)

Anaheim Pub. Fing. Auth. Tax         Aaa     AAA                                  3,068,750                    3,068,750
Allocation Rev. (Cap.
Appreciation Redev. Proj.)
0% 12/1/06 (MBIA Insured)

Buena Park Commty. Redev.             --     BBB+   2,117,500                     1,588,125                    3,705,625
Agcy. Tax Allocation Rfdg.
(Central Business Dist. Proj.)
7.10% 9/1/14

Burbank Redev. Agcy. Tax             Aaa     AAA                   3,715,000                                   3,715,000
Allocation (City Ctr. Redev.
Proj.) Series A, 5% 12/1/15
(FGIC Insured)

Burbank Redev. Agcy. Tax             Baa1    A-     2,337,375                     2,393,269                    4,730,644
Allocation Series A, 5.75%
12/1/08

Cabrillo Unified School Dist.        Aaa     AAA                                  1,029,312                    1,029,312
(Cap. Appreciation) Series A,
0% 8/1/10 (AMBAC Insured)

California Dept. of Wtr.             Aa      AA                                   5,678,269                    5,678,269
Resources Central Valley Proj.
Rev. Series O, 4.75% 12/1/25

California Dept. Wtr. Res.           Aa      AA                                   1,726,625                    1,726,625
Central Valley Proj. Rev. 5%
12/1/22

California Dept. Wtr.                Aa      AA                                                  523,750       523,750
Resources Central Valley Proj.
Rev. (Wtr. Sys.) Series J-2,
5.50% 12/1/01

California Dept. Wtr.                Aa      AA                                   1,170,000                    1,170,000
Resources Central Valley Rev.
(Wtr. Sys. Proj.)  Series J-1,
7% 12/1/12

California Dept. Wtr.                Aa      AA     1,775,000      887,500        1,775,000                    4,437,500
Resources Rev. (Central Valley
Proj.) Series O, 4.75% 12/1/17

California Edl. Facs. Auth.          Aaa     AAA                   1,039,560                                   1,039,560
Rev. (Pooled Facs. Prog.)
Series 1987, 7.625% 11/1/12
(MBIA Insured)

California Edl. Facs. Auth.          Aaa     AAA    2,011,206                     2,011,206                    4,022,412
Rev. (Stanford Univ.) Series J,
6% 11/1/16

California Edl. Facs. Auth.          Aa3     AA                                                  980,000       980,000
Rev. Rfdg. (Univ. of Southern
California) Series A, 5.70%
10/1/15

California Edl. Facs. Auth.           --     AAA    962,500                       962,500                      1,925,000
Rev. Rfdg. (Chapman Univ.)
5.375% 10/1/16

California Edl. Facs. Auth.          Aa3     AA     1,011,250      748,325        1,011,250                    2,770,825
Rev. Rfdg. (Univ. of Southern
California) Series A, 5.65%
10/1/10

California Gen. Oblig. 6.10%         A1      A+     1,339,062                                                  1,339,062
11/1/01

Califonia Gen. Oblig. 6.10%          A1      A+                                   1,071,250                    1,071,250
2/1/02

California Gen. Oblig. 5.50%         A1      A+     3,150,000      2,100,000      4,200,000                    9,450,000
6/1/03

California Gen. Oblig. 6%            A1      A+     4,320,000      1,080,000      5,400,000                    10,800,00
9/1/03                                                                                                         0

California Gen. Oblig. 7%            A1      A+     1,145,000                                                  1,145,000
10/1/04

California Gen. Oblig. Unltd.        A1      A+     1,866,137                     1,871,675                    3,737,812
Tax 6.40% 2/1/05

California Gen. Oblig. 6.90%         A1      A+     1,542,375      1,142,500                                   2,684,875
4/1/05

California Gen. Oblig. 6.40%         A1      A+                                                  641,125       641,125
2/1/06

California Gen. Oblig. 6.50          A1      A+     1,123,750                                                  1,123,750
2/1/07

California Gen. Oblig. 6.40%         A1      A+                                   2,245,000      1,122,500     3,367,500
9/1/07

California Gen. Oblig. 6%            A1      A+     1,633,125                                    462,719       2,095,844
10/1/08

California Gen. Oblig. 4.75%         A1      A+     1,330,000                     1,330,000                    2,660,000
9/1/10

California Gen. Oblig. 6.50%         A1      A+     2,706,000      1,691,250      2,198,625      1,127,500     7,723,375
9/1/10

California Gen. Oblig. 7%            A1      A+     1,176,250                     1,176,250      588,125       2,940,625
10/1/10

California Gen. Oblig. 5.25%         A1      A+     1,661,750                                                  1,661,750
10/1/13

California Gen. Oblig. 5.25%         A1      A+     2,913,750      971,250        971,250                      4,856,250
10/1/14

California Gen. Oblig. 5.25%         A1      A+                                   1,430,625                    1,430,625
10/1/17

California Gen. Oblig. 6.25%         A1      A+     4,593,750      2,296,875      4,593,750      1,137,500     12,621,87
10/1/19                                                                                                        5

California Gen. Oblig. Rfdg.         A1      A+                                   1,866,750                    1,866,750
5.60% 9/1/21

California Health Facs. Fing.        Aaa     AAA                   1,293,000                                   1,293,000
Auth. Rev. Rfdg. (Children's
Hosp.) 6% 7/1/03 (MBIA
Insured)

California Health Facs. Fing.        Aaa     AAA    2,004,937                                                  2,004,937
Auth. Rev. Rfdg. (Children's
Hosp.) Series A, 6% 7/1/05
(MBIA Insured)

California Health Facs. Fing.        Aaa     AAA                   541,875        1,083,750                    1,625,625
Auth. Rev. Rfdg. (Children's
Hosp.) 6% 7/1/06 MBIA
Insured

California Health Facs. Fing.        Aaa     AAA    1,251,000                     1,251,000                    2,502,000
Auth. Rev. (Summit Medical
Ctr.) Series A, 5.50% 5/1/05
(FSA Insured)

California Health Facs. Fing.        Aa3     AA     3,632,475                                                  3,632,475
Auth. Rev. (Kaiser Permanente
Health Sys.) Series A,  0%
10/1/09

California Health Facs. Fing.        Aa3     AA     1,807,369                                                  1,807,369
Auth. Rev. (Kaiser Permanente
Health Sys.) Series A  0%
10/1/10

California Health Facs. Fing.        Aaa     AAA    4,854,375                                                  4,854,375
Auth. Rev. Rfdg. (Alexian
Brothers, San Jose)  7.05%
1/1/09 (MBIA Insured)

California Health Facs. Fing.        Aaa     AAA    2,691,975                                                  2,691,975
Auth. Rev. Rfdg. (Alexian
Brothers, San Jose)  7.125%
1/1/16 (MBIA Insured)

California Health Facs. Fing.         --     A                                    1,548,750                    1,548,750
Auth. Rev. (Los Medanos
Health Care Corp.) Series A,
7.25% 3/1/20

California Health Facs. Fing.         --     A      1,052,500                                                  1,052,500
Auth. Rev. (Sacramento Med.
Foundation) Series F,  7.875%
6/1/18

California Health Facs. Fing.         --     A      3,300,000                     1,650,000                    4,950,000
Auth. Rev. (Gould Med.
Foundation) Series A,  7.30%
4/1/20 (Escrowed to Maturity)

California Health Facs. Fing.        A1      A+     1,110,000                                                  1,110,000
Auth. Rev. (St. Elizabeth
Hosp. Proj.) 6.30% 11/15/15
(Pre-Refunded to 11/15/02 @
102)

California Hsg. Fin. Agcy.           Aa      AA-                                  978,075                      978,075
Rev. (Home Mtg.) Series C,
8.30% 8/1/19 AMT

California Hsg. Fin. Agcy.           Aa      AA-                   1,404,807                                   1,404,807
Rev. (Home Mtg.) Series 1983
A, 0% 2/1/15

California Hsg. Fin. Agcy.           Aa      AA-                   26,350                                      26,350
Rev. (Home Mtg.) Series 1983
B, 0% 8/1/15

California Hsg. Fin. Agcy.           Aa      AA-    749,469                                                    749,469
Rev. (Home Mtg.) Series F,
7.875% 8/1/19 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                  483,625                      483,625
Rev. (Home Mtg.) Series A,
0% 8/1/23 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                  6,156,631                    6,156,631
Rev. (Home Mtg.) Series C,
7.60% 8/1/30 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                  909,850                      909,850
Rev. (Home Mtg.) Series C,
0% 8/1/21 AMT

California Hsg. Fin. Agcy.           Aa      AA-                                  4,035,375                    4,035,375
Rev. (Home Mtg.) Series F-2,.
7.25% 8/1/16 AMT

California Hsg. Fin. Agcy.           Aaa     AAA    2,004,975                                                  2,004,975
Rev. (Home Mtg.) Series A,
5% 8/1/03 (MBIA Insured)
AMT

California Hsg. Fin. Agcy.           Aaa     AAA                   995,000                       1,194,000     2,189,000
Rev. (Home Mtg.)Series R,
5.25% 8/1/16 (MBIA Insured)
AMT

California Hsg. Fin. Agcy.           Aaa     AAA                                  1,152,875      1,002,500     2,155,375
Rev. (Home Mtg.)Series L,
5.70% 8/1/25 (MBIA Insured)
AMT

California Poll. Cont. Fing.         A3      A-     1,501,875                                                  1,501,875
Auth. Poll. Cont. Rev.
(General Motors Corp.) 5.50%
4/1/08

California Poll. Cont. Fing.         A2      A-1    2,097,500                     1,992,625                    4,090,125
Auth. Poll. Cont. Rev. Rfdg.
(San Diego Gas & Elec.)
Series A, 5.90% 6/1/14

California Pub. Cap. Impt.           Aaa     AAA    989,717        2,963,916      1,911,359                    5,864,992
Fing. Auth. Rev. (Pooled Proj.)
Series B, 8.10% 3/1/18
(MBIA Insured)

California Pub. Works.Board          A       A      1,483,125                     988,750                      2,471,875
Lease Rev. Rfdg. (Dept.
Corrections State Prisons,
Monterey) Series D, 5.375%
11/1/11

California Pub. Works. Board         A       A                                                   1,234,375     1,234,375
Lease Rev. Rfdg.(Dept.
Corrections State Prison)
Series D, 5.375% 11/1/12

California Pub. Works.Board          A       A      3,905,000                     976,250                      4,881,250
Lease Rev. Rfdg. (Dept.
Corrections State Prisons,
Monterey) Series D, 5.375%
11/1/14

California Pub. Works. Board         A       A      1,481,250                                                  1,481,250
Lease Rev. Rfdg.(California
Commty. Colleges) Series D,
5.37% 3/1/12

California Pub. Works Board          A1      A      1,113,750      1,893,375      1,113,750                    4,120,875
Lease Rev. (California Univ.
Proj.) Series B, 6.40% 12/1/09

California Pub. Wks. Board           A       A                                                   1,082,500     1,082,500
Lease Rev. 7% 9/1/00

California Pub. Works. Board         Aaa     AAA                                                 554,375       554,375
Lease Rev. (Dept. Corrections
State Prison/Central California
Women's Facility Madera
County)  Series A, 7% 9/1/02

California Pub. Works. Board         A       A      1,141,662                                                  1,141,662
Lease Rev. (California Univ.
Proj.)Seriers A, 6.50% 9/1/03

California Pub. Works. Board         A       A                                    1,196,275                    1,196,275
Lease Rev. (Various California
State Univ. Projs.) Series A,
6.50% 9/1/04

California Pub. Works. board         A       A                                    1,191,687                    1,191,687
Lease Rev. (Franchise Tax
Board-PH II) Series A, 6.25%
9/1/11

Califonia Pub. Wks. Board            Aaa     AAA                                  1,678,125                    1,678,125
Lease Rev. (VR Univ. of
California Proj.) Series A,
6.40% 12/1/16

California Pub. Works Board          Aaa     AAA                   1,081,250                                   1,081,250
Lease Rev. (Var. Cmnty.
College Projs.) Series C,
6%3/1/05 (AMBAC Insured)

California Pub. Works Board          Aaa     AAA    3,030,625      1,865,000                                   4,895,625
Lease Rev. Rfdg. (Dept.
Corrections State
Prisons,Monterey) Series A,
5% 12/1/19 (AMBAC Insured)

California Pub. Works. Board         A1      A      10,707,656                    6,434,531      993,750       18,135,93
Lease Rev. (California Univ.                                                                                   7
Proj.) Series A, 5.50%6/1/14

California Pub. Works. Board         A1      A      1,953,300                                                  1,953,300
Lease Rev. (California Univ.
Proj.) Series A, 5.50% 6/1/10

California Pub. Works Board          Aaa     AAA    1,950,000                     1,950,000                    3,900,000
Lease Rev. (Dept. Correction
State Prisons, Susanville)
Series D, 5.25% 6/1/15 (FSA
Insured)

California Pub. Wks. Board           A1      A      1,745,137      1,008,750      3,026,250                    5,780,137
Lease Rev. Series B, 5%
6/1/06

California Pub. Works Board          A1      A      3,028,006                                                  3,028,006
Lease Rev.(California
Univ.Proj.) Series B, 5.25%
6/1/07

California Pub. Works. Board         A1      A      3,274,875                                                  3,274,875
Lease Rev. (California Univ.
Proj.) Series B, 5.55% 6/6/10

California Pub. Works Board          A1      A      2,667,500                                                  2,667,500
Lease Rev. (Univ. of
California Projs.) Series B,
5.50% 6/1/14

California Pub. Works. Board         Aaa     AAA    3,228,750                     2,152,500                    5,381,250
Lease Rev. (Corcoran II)
Series A, 6%1/1/05 (AMBAC
Insured)

California Pub. Works Board          A       A                     1,603,125                     630,563       2,233,688
Lease Rev. (Dept. Correction
State Prisons, Madera) Series
E, 6% 6/1/07

California Pub. Works. Board         A       A      1,927,500                     963,750                      2,891,250
Lease Rev. (Madera State
Prison) Series E, 5.50% 6/1/19

California Pub. Works Board          A       A      1,747,812      1,997,500      2,996,250                    6,741,562
Lease Rev. (Madera State
Prison) Series E, 5.50% 6/1/15

California Pub. Works.Board          A       A      2,092,500                                                  2,092,500
Lease Rev. Rfdg. (Commty.
College Proj.) Series A,
5.875%10/1/08

California Pub. Works. Board         A       A                                                   1,309,825     1,309,825
Lease Rev. (California
University Proj.) Series A,
6.10%10/1/06

California Pub. Wks. Board           A       A      2,155,000                                    1,077,500     3,232,500
Lease Rev. 6.30% 10/1/10

California Pub. Works.Board          A       A      1,334,375                     1,334,375                    2,668,750
Rev. Rfdg. (Univ. of California
Projs.) Series A, 6.375%
10/1/19

California Pub. Works.Board          Aaa     AAA    1,947,500                     1,304,825                    3,252,325
Rev. Rfdg. (Univ. of California
Projs.) Series A, 5.40%
12/1/16 (AMBAC Insured)

California Rural Home Mtg.           Aaa     AAA    2,481,250                     2,977,500                    5,458,750
Fin. 4.45% 8/1/01 (MBIA
Insured)

California St. Dept. Wtr. Res.       Aaa     AA                                                  548,750       548,750
(Cent. Valley Proj. Rev.) Series
I, 6.95% 12/1/25

California Statewide Commty.          --     A      1,034,981                     1,240,894                    2,275,875
Dev. Corp. Ctfs. of Prtn.
(Villaview Commty. Hosp.,
Inc.) Series A, 7% 9/1/09

California Statewide Commty.          --     A+     2,390,625                     2,390,625                    4,781,250
Dev. Corp. Ctfs. of Prtn. (Odd
Fellows) 5.375% 10/1/13

California Statewide Commty.          --     A+                                                  250,313       250,313
Dev. Corp. Ctfs.of Prtn. Rfdg.
(Insured Hosp.)
(TriadHealthcare) 5.25%
8/1/97

California Statewide Commty.          --     A+                                                  204,000       204,000
Dev. Auth. Rev. Ctfs. of Prtn.
Rfdg. (Hosp. Triad
Healthcare) 5.90% 8/1/01

California Statewide Commty.          --     A+     2,097,500                     2,097,500      1,048,750     5,243,750
Dev. Corp. Ctfs. of Prtn. Rfdg.
(Insured Hosp.) (Triad
Healthcare) 6.25% 8/1/06

California Statewide Commty.         Aa3     AA     3,438,750                                                  3,438,750
Dev. Corp. Ctfs. of Prtn.: (St.
Joseph Health Sys.) 5.50%
7/1/14

California Statewide Commty.         Aa3     AA     1,456,875                     1,456,875                    2,913,750
Dev. Corp. Ctfs. of Prtn. (St.
Joseph Health Sys.) 5.50%
7/1/23

California Statewide Commty.         Aaa     AAA    2,005,000                                                  2,005,000
Dev. Corp. Ctfs.of
Prtn.(Villaview
Commty.Hosp.,Inc.)Series A,
7.2628% 7/1/13 (MBIA
Insured)

California Statewide Commty.         Aaa     AAA                   1,982,500      3,965,000                    5,947,500
Dev. Auth. Ctfs. of Prtn.
5.616% (Linked Derivatives)
7/1/13

California Statewide Commty.         Aaa     AAA    955,125                       1,666,162                    2,621,287
Dev. Auth. Rev. Ctfs. of Prtn.
(Children's Hosp.) 6% 6/1/13
(MBIA Insured)

California Statewide Commty.         Aaa     AAA                   1,814,750                                   1,814,750
Dev. Auth. Rev. Ctfs. of Prtn.
(Childrens Hosp.) 6%  6/1/11
(MBIA Insured)

California Statewide Commty.         Aa3     AA                    946,250                                     946,250
Dev. Auth. Ctfs. of Prtn.:
(Sisters Charity Leavenworth
Sys.) 4.875% 12/1/10

California Statewide Commty.         Aa3     AA                                   1,218,019                    1,218,019
Dev. Ctfs. of Prtn. (Sister of
Charity Leavenworth Sys.)
5% 12/1/14

California Statewide Commty.         Aa3     AA     4,857,656      903,750        4,518,750                    10,280,15
Dev. Corp. Ctfs. of Prtn.                                                                                      6
(Sisters of Charity
Leavenworth) 5% 12/1/23

California Statewide Commty.         Aaa     AAA                   1,002,500                                   1,002,500
Dev. Auth. 5.1% 11/1/07
(MBIA Insured)

California University Rev.           Aaa     AAA                                                 121,500       121,500
Rfdg. (Multiple Purp. Projs.)
Series C, 9% 9/1/02
(AMBACInsured)

California Wtr. Resources            Aa      AA     1,086,656                                                  1,086,656
5.90% 12/1/05

Campbell Ctfs. of Prtn. Rfdg.        A       A-     2,400,000                     2,565,000                    4,965,000
(Civic Center Proj.) 6%
10/1/18

Carson Redev. Agcy. Redev.           Baa1    BBB+   1,531,875      1,021,250      1,496,131                    4,049,256
Proj. Area #1 Tax Allocation
6.375% 10/1/12

Carson Redev. Agcy. Redev.           Baa1    BBB+   1,017,500                     1,017,500                    2,035,000
Proj. Area #1 Tax Allocation
6.375% 10/1/16

Carson Redev. Agcy. Rfdg.            Baa     BBB                                                 100,125       100,125
(Redev. Proj. Area 2) (Tax
Allocation) 5.50% 10/1/02

Carson Redev. Agcy. 5.875%           Baa     BBB                                  1,977,500                    1,977,500
10/1/09

Carson Redev. Spl. Tax 6%            Baa     BBB    1,754,375                                                  1,754,375
10/1/13

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA                                                 2,086,256     2,086,256
of Prtn. (Wtr. Sys. Impt. Proj.)
7.25% 8/1/07 (MBIA Insured)

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA                                  1,770,000                    1,770,000
of Prtn. (Wtr. Sys. Impt. Proj.)
7% 8/1/11 (MBIA Insured)

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA                   1,181,250                                   1,181,250
of Prtn. Rfdg. (Wtr. Sys. Impt.
Proj.) Series A, 7%  8/1/12
(MBIA Insured)

Castaic Lake Wtr. Agcy. Ctfs.        Aaa     AAA    1,868,350      1,868,350      1,868,350                    5,605,050
of Prtn. Rfdg. (Wtr. Sys. Impt.
Proj.) Series A, 7% 8/1/13
(MBIA Insured)

Central California Joint Pwrs.       Baa1     --    1,960,000                     1,960,000      980,000       4,900,000
Health Fing. Auth. Rfdg.
(Commty. Hosps. of Central
California) 5.25% 2/2/04

Central Coast Wtr. Auth. Rev.        Aaa     AAA    1,307,250                                                  1,307,250
Rfdg. (Regional Facs.) Series
A, 5.00% 10/1/16 (AMBAC
Insured)

Central Valley Fing. Auth.            --     BBB-                                                1,429,750     1,429,750
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 5.50%
7/1/01

Central Valley Fing. Auth.            --     BBB-   1,785,000                     3,111,000                    4,896,000
Rev.(Cogeneration Proj.)
(Carson Ice Gen. Proj.) 6%
7/1/09

Central Valley Fing. Auth.            --     BBB-   2,483,687                     3,953,625                    6,437,312
Rev.(Cogeneration Proj.)
(Carson Ice Gen. Proj.)  6.20%
7/1/20

Central Valley Fing.                  --     BBB-   1,552,500      517,500                                     2,070,000
Auth.Rev.(Cogeneration Proj.)
(Carson Ice Gen Proj.) 5.80%
7/1/04

Central Valley Fing. Auth.            --     BBB-   1,015,000                     1,015,000                    2,030,000
Rev.(Cogeneration Proj)
(Carson Ice Gen.Proj.) 6.10%
7/1/13

Chino Basin Fng. Auth. Rev.          Aaa     AAA                                                 1,371,638     1,371,638
Rfdg. (Muni. Wtr.Dist. Swr.
Sys. Proj.) 7.0% 8/1/05
(AMBAC Insured)

Chino Basin Fng. Auth. Rev.          Aaa     AAA                   1,332,494                                   1,332,494
(Mun. Wtr. Dist. Swr. Sys.
Proj.) 7.0% 8/1/06 (AMBAC
Insured)

Chino Basin Reg. Fing. Auth.         Aaa     AAA                                                 409,938       409,938
Rev. Rfdg.(Muni Wtr. Dist.
Swr. Sys. Proj.) 7% 8/1/09
(AMBAC Insured)

Clovis Unified School Dist.          Aaa     AAA                                                 233,625       233,625
Series B, 0% 8/1/02 (MBIA
Insured)

Clovis Unified School Dist.          Aaa     AAA                                  2,574,544                    2,574,544
Series B, 0% 8/1/03 (MBIA
Insured)

Coalinga Ctfs. of Prtn. 7%            --     BBB+                                 1,712,925                    1,712,925
4/1/10

Contra Costa County Ctfs. of         A1      A+     2,595,937                                                  2,595,937
Prtn. (Merrithew Mem. Hosp.)
Cap.Appreciation 0% 11/1/07

Contra Costa County Ctfs. of         A1      A+     2,645,444                                                  2,645,444
Prtn. (Merrithew Mem. Hosp.)
Cap. Appreciation 0%  11/1/13

Contra Costa County Ctfs. of         A1      A+                                   1,083,750                    1,083,750
Prtn. (Merrithew Mem. Hosp.)
(Cap. Appreciation)  0%
11/1/14

Contra Costa Schools Fing.           Aaa     AAA                                  970,425                      970,425
Auth. Rev. Vista Unified
School Dist. School Sites
Series A, 0% 9/1/17 (AMBAC
Insured) (Pre-Refunded to
9/1/02 @ 36.34)

Contra Costa Trans. Auth.            Aaa     AAA                   1,080,000      1,080,000      572,400       2,732,400
Sales Tax Rev. Series A, 6%
3/1/03 (FGIC Insured)

Contra Costa Trans. Auth.            Aaa     AAA    1,085,000      542,500        1,085,000                    2,712,500
Series A, 6% 3/1/04 (FGIC
Insured)

Contra Costa Trans Auth.             Aaa     AAA    2,721,875                                                  2,721,875
Sales Tax Rev. Series A, 6%
3/1/06 (FGIC Insured)

Contra Costa Trans. Sales Tax        Aaa     AAA                                                 1,087,500     1,087,500
6% 3/1/08 (FGIC Insured)

Culver City Redev. Fing. Auth.       Aaa     AAA    1,265,625                     1,265,625                    2,531,250
Rev. Rfdg. Tax Allocation
4.60% 11/1/20 (AMBAC
Insured)

Desert Hosp. Dist. Rev.Ctfs.of       Aaa     AAA    5,382,000      2,691,000      5,382,000                    13,455,00
Prtn. 6.392% 7/28/20 (FSA                                                                                      0
Insured)

Duarte Ctfs. of Prtn. (City of       Baa1     --    2,022,500                     1,749,462      1,213,500     4,985,462
Hope Nat'l. Med. Ctr.) 6%
4/1/08

Duarte Ctfs. of Prtn. (City of       Baa1     --    3,026,250                     2,017,500                    5,043,750
Hope Nat'l. Medical Ctr.)
6.25% 4/1/23

East Bay Muni. Util. Dist.           Aaa     AAA                                  1,587,750                    1,587,750
Wastewtr. Treatment 6%
6/1/04 (FGIC Insured)

East Bay Muni. Util Dist.            Aaa     AAA                   1,689,500                                   1,689,500
Wastewtr. Treatment 6%
6/1/05 (FGIC Insured)

East Bay Muni.Util. Dist. Wtr.       A1      AA-    1,335,937                                                  1,335,937
Sys. Rev. Sub. Rfdg. 6.10%
6/1/07

East Bay Muni. Util.Dist.Wtr.        Aaa     AAA    1,056,250                                                  1,056,250
Sys. Rev. Sub. Rfdg. 6%
6/1/09 (AMBAC Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA    4,275,000                     1,068,750                    5,343,750
Sys. Rev.Sub.Rfdg. 5.75%
6/1/04 (MBIA Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                   1,033,750                                   1,033,750
Sys. Rev. Rfdg. Sub. 6%
6/1/12 (FGIC Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                   1,075,000      1,075,000                    2,150,000
Sys. Rev. Rfdg. 6% 6/1/02
(FGIC Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                                  1,623,750                    1,623,750
Sys. Rev. 6% 6/1/03 (FGIC
Insured)

East Bay Muni. Util. Dist. Wtr.      Aaa     AAA                   2,014,800                                   2,014,800
Sys. Rev. 6% 6/1/06 (FGIC
Insured)

East Bay Reg. Park Dist.             Aa      AA-                   1,058,750                     317,625       1,376,375
6.10% 9/1/06

East Bay Reg. Park Dist.             Aaa     AAA                   717,750                       543,750       1,261,500
Series C, 6.50% 9/1/01 (FGIC
Insured)

East Bay Reg. Park Dist.             Aaa     AAA    1,342,000                                                  1,342,000
Series C, 6.50% 9/1/02 (FGIC
Insured)

East Bay Reg. Park Dist.             Aaa     AAA    1,426,350                                                  1,426,350
Series C, 6.50% 9/1/03 (FGIC
Insured)

Eastern Muni. Wtr. Dist. Wtr.        Aaa     AAA    1,846,000                     2,307,500                    4,153,500
& Swr. Rev. Ctfs. of Prtn.
6.75% 7/1/12 (FGIC Insured)

Elk Grove Unified School             Aaa     AAA    953,400                                      567,500       1,520,900
Dist. Spl. Tax Rfdg. (Commty.
Facs. Dist. #1) 6.50% 12/1/07
(AMBAC Insured)

Elk Grove Unified School             Aaa     AAA                   2,277,500      2,277,500                    4,555,000
Dist. Spl. Tax Rfdg. (Commty.
Facs. Dist. #1) 6.50% 12/1/24
(AMBAC Insured)

Encintas Unified School Dist.        Aaa     AAA                   1,286,250                                   1,286,250
(Cap. Appreciation) 0% 8/1/03
(MBIA Insured)

Encintas Unified School Dist.        Aaa     AAA    868,750                                      347,500       1,216,250
(Cap. Appreciation) 0% 8/1/04
(MBIA Insured)

Encintas Unified School Dist.        Aaa     AAA                                  476,250                      476,250
(Cap. Appreciation) 0% 8/1/10
(MBIA Insured)

Escondido Joint Pwrs. Fing.          Aaa     AAA                                                 396,150       396,150
Auth. Lease Rev. (California
Ctr. for the Arts) 0% 9/1/04
(AMBAC Insured)

Eureka Unified School Dist.          Aaa     AAA                   715,275                                     715,275
Ctfs. of Prtn. (Cap.
Appreciation) Series A, 0%
9/1/27  (FSA Insured)

Eureka Unified School Dist.          Aaa     AAA                   1,483,081                                   1,483,081
Ctfs. of Prtn. (Cap.
Appreciation) Series B, 0%
9/1/27  (FSA Insured)

Fairfield-Suison Swr. Dist.          Aaa     AAA                                  1,167,600                    1,167,600
Swr. Rev. Rfdg. Series A, 0%
5/1/08 (MBIA Insured)

Fairfield-Suisun Swr. Dist.          Aaa     AAA                                  972,825                      972,825
Swr. Rev. Rfdg. Series A, 0%
5/1/07 (MBIA Insured)

Fairfield-Suisun Swr. Dist.          Aaa     AAA                                  1,092,000                    1,092,000
Swr. Rev. Rfdg. Series A, 0%
5/1/09 (MBIA Insured)

Folsom Pub. Fing. Auth. Local         --     BBB+                                 1,346,037                    1,346,037
Agcy. Rev. Series A, 7.25%
10/1/10

Fontana Redev. Agcy. Tax              --     BBB+   2,420,750      2,420,750      1,999,750                    6,841,250
Allocation Rfdg. (Jurupa Hills)
Series A, 7% 10/1/14

Fontana Redev. Agcy. Tax              --     BBB    2,610,394      1,046,250      2,092,500                    5,749,144
Allocation Rfdg. (Jurupa Hills)
Series 1992 A, 7.10% 10/1/23

Foothill/Eastern Trans.              Baa     BBB-   641,250                                                    641,250
California Toll Rd. Rev. Sr.
Lien Series A, 0% 1/1/05

Foothill/Eastern Trans.              Baa     BBB-                                                1,092,000     1,092,000
Corridor A (California Toll Td.
Rev.) Sr. Lien Series A, 0%
1/1/04

Foster City Pub. Fing.                --     A-     1,400,731                                                  1,400,731
Auth.Rev.(Foster City
Commty. Dev. Proj.) Series A,
6% 9/1/06

Foster City Pub. Fing.                --     A-     1,929,813                                                  1,929,813
Auth.Rev.(Foster City
Commty. Dev.Proj.) Series A,
6% 9/1/13

Foster City Pub. Fing.                --     A-     1,495,800                                                  1,495,800
Auth.Rev.(Foster City
Commty. Dev. Proj.) Series A,
6% 9/1/07

Foster City Pub. Fing. Auth.          --     A-                                   987,500                      987,500
Spl. Tax Rev. 5.80% 9/1/16

Foster City Pub. Fing. Auth.          --     A-                                                  368,613       368,613
Rev. Commty.  Dev. Proj.
Series A, 5.50% 9/1/09

Fountain Valley Agcy. for             --     BBB+   1,777,370                                                  1,777,370
Commty. Dev. Tax Allocation
(Ind. Area Redev. Proj.) 9.10%
1/1/15

Fremont Unified School Dist.         Aaa     AAA                                  879,475                      879,475
Alameda County (Cap.
Appreciation) Series F, 0%
8/1/04 (MBIA Insured)

Fremont Unified School Dist.         Aaa     AAA                   911,981                                     911,981
Alameda County (Cap.
Appreciation) Series F, 0%
8/1/05 (MBIA Insured)

Fremont Unified School Dist.         Aaa     AAA                                                 508,750       508,750
Alameda County (Cap.
Appreciation) Series F, 0%
8/1/09 (MBIA Insured)

Industry Urban Ind. Dev.              --      --    8,178,484                                                  8,178,484
Agcy. Rfdg. (Civic
Recreational Proj.#1) Series A,
7.375% 5/1/12

Industry Urban Ind. Dev.              --      --    250,799                                                    250,799
Agcy. Rev. (Civic Recreational
Proj.#1) Series B, 7.375%
5/1/15

Inglewood California (Daniel          --     A                                                   1,057,500     1,057,500
Freeman Hosp. Inc.) 6.50%
5/1/01

Intermodal Container Transfer         --     A1     1,567,500                                                  1,567,500
Facs. Joint Pwr. Auth. Rev.
Rfdg. Series 1989 A, 7.70%
11/1/14 (BIG Insured) LOC
Industrial Bank of Japan

Irvine Ranch Wtr. Dist. Joint         --     A+                                   1,609,202                    1,609,202
Pwr. Agcy. Local Pool Rev.
7.80% 2/15/08

Irvine Ranch Wtr. Dist. Joint         --     A+     402,386        3,972,276      5,674,680                    10,049,34
Pwr. Agcy. Local Pool Rev.                                                                                     2
7.875% 2/15/23

Irvine Ranch Wtr. Dist. Joint         --     A+     13,883,156     3,161,250      15,137,119                   32,181,52
Pwr. Agcy. Local Pool Rev.                                                                                     5
8.25% 8/15/23

Kern County High School              A        --    1,265,763                                                  1,265,763
Dist. Gen. Oblig. 7% 8/1/09
(Escrowed to Maturity)

King County Ctfs. of Prtn.            --      --                                  2,978,500                    2,978,500
7.50% 7/1/04

Kings River Conservation             Aa      AA     4,035,863      1,053,750      2,107,500                    7,197,113
6.375% 1/1/12

La Quinta Redev. Agcy.               Aaa     AAA                                                 668,775       668,775
(Redev. Proj. Area #1) 7.30%
9/1/11 (MBIA Insured)

La Quinta Redev. Agcy.               Aaa     AAA                                                 736,250       736,250
(Redev. Proj. Area #1) 7.30%
9/1/06 (MBIA Insured)

La Quinta Redev. Agcy. Rfdg.         Aaa     AAA    1,178,750                                                  1,178,750
(Tax Allocation Proj. Area #1)
7.30% 9/1/05 (MBIA Insured)

Livermore Redev. Agcy. Tax            --      --    1,018,550                                                  1,018,550
Allocation Rev. (Livermore
Redev. Proj.) Series A,  7.75%
8/1/09

Local Gov't. Fin. Auth. Rev.         Aaa     AAA                   1,840,431                                   1,840,431
(Oakland Cent. Dist.) 0%
9/1/09 (MBIA Insured)

Local Gov't. Fin. Auth. Rev.         Aaa     AAA    2,040,500                                                  2,040,500
(Oakland Central Dist.) 0%
9/1/08

Long Beach Harbor 6%                 Aaa     AAA                                  3,225,000                    3,225,000
5/15/06 (MBIA Insured)

Long Beach Harbor Rev.               Aaa     AAA                                                 701,750       701,750
5.50% 5/15/11 (MBIA
Insured) AMT

Long Beach Harbor Rev.               Aaa     AAA                                  3,617,250                    3,617,250
5.50% 5/15/15 (MBIA
Insured) AMT

Long Beach Harbor Rev.               Aaa     AAA                                  5,087,250      1,050,000     6,137,250
5.75% 5/15/07 (MBIA
Insured) AMT

Los Angeles County Ctfs. of          Baa1    BBB    220,000                                                    220,000
Partn. (Disney Parking Proj.)
(Cap. Appreciation)  0%
3/1/20

Los Angeles County Ctfs. of          Baa1    BBB                   885,000                                     885,000
Prtn. (Disney Parking Proj.)
(Cap. Appreciation)  0%
3/1/10

Los Angeles County Ctfs. of          Baa1    BBB    799,500                                                    799,500
Prtn. (Disney Parking Proj.)
0%, 3/1/11

Los Angeles County Ctfs. of          Baa1    BBB                                  833,850                      833,850
Prtn. (Disney Parking Proj.)
0% 3/1/12

Los Angeles County Ctfs. of          Baa1    BBB    1,009,969                     979,687                      1,989,656
Prtn. (Disney Parking Proj.)
0% 3/1/13

Los Angeles County Ctfs. of          Baa1    BBB    876,200                                                    876,200
Prtn. (Disney Parking Proj.)
0% 9/1/17

Los Angeles County Ctfs. of          Baa1    BBB    753,750                                                    753,750
Partn. (Disney Parking Proj.)
(Cap. Appreciation)  0%
3/1/18

Los Angeles County Ctfs. of          Baa1    BBB                                  746,125                      746,125
Prtn. (Disney Package Proj.)
0% 3/1/19

Los Angeles County Ctfs. of          Aaa     AAA    1,819,025                                                  1,819,025
Prtn.(Correctional Facs.) 0%,
9/1/10 (MBIA Insured)
(escrowed to Maturity)

Los Angeles County Ctfs. of          Aaa     AAA                                  2,904,000                    2,904,000
Prtn. Cap. Appreciation
(Correctional Facs.) 0% 9/1/11
(MBIA Insured)

Los Angeles County                   Aaa     AAA                                                 2,080,000     2,080,000
Metropolitan Trans. Auth.
5.30% 7/1/05 (MBIA Insured)

Los Angeles County                   Aaa     AAA                                                 1,285,500     1,285,500
Metropolitan Trans. Auth.
(Sales Tax Rev.) Second Series
A, 5.90% 7/1/02 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA    1,783,263      1,885,625                                   3,668,888
Metropolitan Trans. Auth.
Sales Tax Rev. Prop. C, Series
A 5.90% 7/1/03 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA    2,273,250                     2,311,138                    4,584,388
Metropolitan Trans.
Auth.(Sales Tax Rev.) Second
Series A, 5.90% 7/1/04
(AMBAC Insured)

Los Angeles County                   Aaa     AAA    1,881,375                                                  1,881,375
Metropolitan Trans. Auth.
Sales Tax Rev.Prop.C, Series
A, 5.90% 7/1/07 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA                                                 542,500       542,500
Metropolitan Trans. Auth.
Sales Tax Rev. Prop C, Series
A, 5.90% 7/1/08 (AMBAC
Insured)

Los Angeles County                   Aaa     AAA                                  1,640,475                    1,640,475
Metropolitan Transit Auth.
Sales Tax Rev. Series A,
5.90% 7/1/14 (MBIA Insured)

Los Angeles County Trans.            Aaa     AA-                                                 1,392,188     1,392,188
Commission (SalesTax Rev.)
Series A, 6.75% 7/1/11

Los Angeles Ctfs. of Prtn.            --     A      2,127,500                     1,063,750                    3,191,250
(Health Facs. Construction
Loan) (Bay Harbor Hosp.)
7.30% 4/1/20

Los Angeles Dept. Arpts. Arpt.       Aaa     AAA                                                 1,003,750     1,003,750
Rev. (Los Angeles Int'l Arpt.)
Series D, 5.625%5/15/12
(FGIC Insured)

Los Angeles Dept. of Wtr. &          Aa      A+                                                  130,763       130,763
Pwr. Rev. (Electric Plant)
Second Issue 9% 10/15/01

Los Angeles Dept. Wtr. & Pwr.        Aaa     AAA                   2,379,375                                   2,379,375
Elec. Plant Rev. Rfdg. 4.75%
8/15/16 (FGIC Insured)

Los Angeles Dept. Wtr. & Pwr.        Aa      A+                                   1,050,000                    1,050,000
Elec. Plant Rev. Rfdg. 6.375%
2/1/20

Los Angeles Harbor Dept.             Aa      AAA    9,340,175      2,477,500      2,811,962                    14,629,63
Rev. 7.60% 10/1/18 (Escrowed                                                                                   7
to Maturity)

Los Angeles Wastewtr. Sys.           Aaa     AAA                   570,000                       570,000       1,140,000
Rev. Rfdg. Series A, 9%
6/1/00 (MBIA Insured)

Los Angeles Wastewtr. Sys.           Aaa     AAA    1,742,500                     1,742,500                    3,485,000
Rev. Rfdg. Series D, 4.70%
11/1/17 (FGIC Insured)

Los Angeles Wastewtr. Sys.           Aaa     AAA    1,850,000      925,000                                     2,775,000
Rev. Rfdg. Series D, 5.20%
11/1/21 (FGIC Insured)

Los Angeles Wastewtr.                Aaa     AAA    1,616,250      1,616,250                                   3,232,500
Sys..Rev. Rfdg.Series A, 6%
2/1/04 (FGIC Insured)

Los Angeles Wastewtr. Sys.           Aaa     AAA                                  1,297,925                    1,297,925
Rev. Rfdg. Series A, 5%
2/1/11 (FGIC Insured)

M-S-R Pub. Pwr. Agcy. San            Aaa     AAA                   2,887,500                                   2,887,500
Juan Proj. Rev. Series D,
6.75% 7/1/20 (MBIA Insured)

Madera County Ctfs. Partn.           Aaa     AAA    547,500                       547,500        525,600       1,620,600
(Valley Children's Hospital)
6.25% 3/15/05 (MBIA
Insured)

Manhattan Beach Unified              Aaa     AAA                                                 497,250       497,250
School Dist. 0% 9/1/09 (FGIC
Insured)

Metropolitan Wtr. Dist.              Aaa     AAA    1,652,000                                    258,125       1,910,125
Southern Calif. (Special Dist.
Gen. Oblig.) 5% 3/1/02

Metropolitan Wtr. Dist.              Aa      AA     2,279,219                                                  2,279,219
Southern California Rev. 5%
7/1/20

Metropolitan Wtr. Dist.              Aa      AA     1,332,500                                                  1,332,500
Southern California Rev.
7.661% 8/5/22

Metropolitan Wtr. Dist.              Aa      AA     5,018,750      4,015,000      5,018,750                    14,052,50
Southern California. Rev.                                                                                      0
5.75% 8/12/18

Metropolitan Wtr. Dist.              Aaa     AAA                   1,074,450                                   1,074,450
Wtrwks. Rev. Rfdg. Series B,
5% 7/1/14 (MBIA Insured)

Metropolitan Wtr. Dist.              Aaa     AAA                                  3,273,750                    3,273,750
Southern California 6% 7/1/05
(MBIA Insured)

Metropolitan Wtr. Dist.              Aaa     AAA                   2,636,250                                   2,636,250
Southern California Wtrwks.
Rev. 4.75% 7/1/21 (MBIA
Insured)

Modesto Ctfs. of Prtn.               Aaa     AAA                   2,303,125                                   2,303,125
(Commty. Ctr. Refing. Proj.)
Series A, 5% 11/1/23
(AMBAC Insured)

Modesto Ctfs. of Prtn.               Aaa     AAA                                  1,397,400                    1,397,400
(Commty. Ctr. Refing. Proj.)
Series A, 5.60% 11/1/14
(AMBAC Insured)

Modesto Ctfs. of Prtn. (Golf         Aaa     AAA                                  1,460,181                    1,460,181
Course Refing. Proj.) Series B,
5% 11/1/23 (AMBAC Insured)

Modesto Irrigation Dist. Ctfs.       A1      A+     4,500,000                                                  4,500,000
of Prtn. (Geysers Geothermal
Pwr. Proj.) Series 1986,  5%
10/1/17

Modesto Irrigation Dist. Ctfs.       Aaa     AAA                                  1,092,437                    1,092,437
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/10  (MBIA
Insured)

Modesto Irrigation Dist. Ctfs.       Aaa     AAA    1,404,375                                                  1,404,375
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/05  (MBIA
Insured)

Modesto Irrigation Dist. Ctfs.       Aaa     AAA    1,242,825                                                  1,242,825
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/08  (MBIA
Insured)

Modesto Irrigation Dist. Ctfs.       Aaa     AAA                   1,166,212                                   1,166,212
of Prtn. Rfdg. & Cap. Impts.
Series A, 0% 10/1/09  (MBIA
Insured)

Moreno Valley Unified School         Aaa     AAA                   2,238,375                                   2,238,375
Dist. Ctfs. of Prtn. (Land
Acquisition) 0% 9/1/11  (FSA
Insured)

Northern California Pwr.             Aaa     AAA    1,681,894      1,613,625      1,452,262                    4,747,781
Agcy. Pub. Pwr. Rev. 7.50%
7/1/23 (AMBAC Insured)
(Pre-Refunded to 7/1/21 @
100)

Northern California Pwr.             Aaa     AAA    1,992,188      1,152,812      6,029,688                    9,174,688
Agcy. Pub. Pwr. Rev. Rfdg.
(Geothermal Proj.) Series A,
5.80% 7/1/09 (AMBAC
Insured)

Northern California Pwr.             Aaa     AAA    2,370,938      526,875        2,370,938                    5,268,751
Agcy. Pub. Pwr. Rev.
Crossover Rfdg. (Geothermal
Proj. #3) Series A, 5.50%
7/1/05 (AMBAC Insured)

Northern California Pwr.             Aaa     AAA    1,567,500                                    522,500       2,090,000
Agcy. Pub. Pwr. Rev. Rfdg.
(Geothermal Proj. #3-B)
5.50% 7/1/01 (AMBAC
Insured)

Northern California Trans.           Aaa     AAA    8,303,750                                                  8,303,750
Rev. (Ore Trans. Proj.) Series
A, 7% 5/1/13 (MBIA Insured)

Oakland Ctfs. of Prtn. Rfdg.         Aaa     AAA    1,653,438                                                  1,653,438
(Oakland Museum) Series A,
0%, 4/1/07 (AMBAC Insured)

Oakland Redev. Agcy. Central         Aaa     AAA                                  923,750                      923,750
Dist. Redev. (Sub. Tax
Allocation) 5% 9/1/21 (MBIA
Insured)

Oakland Redev. Agcy. Central         Aaa     AAA                   2,841,600                                   2,841,600
Dist. Redev. (Sub. Tax
Allocation)  5% 9/1/13 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                                  1,798,388                    1,798,388
Rev. (Ctr. City Cimarron
Proj.#1) 0% 8/1/08 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                                  1,691,125                    1,691,125
Rev. (Ctr. City Cimarron
Proj.#1) 0% 8/1/09 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA    1,578,675                                                  1,578,675
Rev. (Cap. Appreciation Proj.
#1) 0% 8/1/10  (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                   572,500                       572,500       1,145,000
6.65% 8/1/07 (MBIA Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                   1,228,744                                   1,228,744
6.75% 8/1/08 (MBIA Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                   1,416,994                                   1,416,994
Rev. Rfdg. (Ontario Redev.
Proj. #1) 6.90% 8/1/10 (MBIA
Insured)

Ontario Redev. Fing. Auth.           Aaa     AAA                                  1,175,000                    1,175,000
Rev. (Ontario Redev. Proj. 1)
6.95% 8/1/11 (MBIA Insured)

Orange County Local Trans.           Aaa     AAA    1,346,875                     1,346,875                    2,693,750
Auth. Sales Tax Rev. First
Series-Measure M, 6%
2/15/08 (AMBAC Insured)

Orange County Wtr. Dist. Ctfs.       Aaa     AAA                                                 1,015,000     1,015,000
of Prtn., Series A, 5.50%
8/15/09 (AMBAC Insured)

Palomar Pomerado Health Sys.         Aaa     AAA                                  2,010,281                    2,010,281
Rev. 0% 11/1/05 (MBIA
Insured)

Placer County Wtr.                    --     A      7,450,313                                                  7,450,313
Agcy.(Middle Fork Proj.) Rev.
Series A, 3.75% 7/1/12

Pleasanton Joint Pwrs. Fing.         Baa      --    1,243,856                                                  1,243,856
Auth. Rev. Reassessment
Series A, 5.70% 9/2/01

Pleasanton Joint Pwrs. Fing.         Baa      --    2,901,075                     2,515,294                    5,416,369
Auth. Rev. Reassessment
Series A, 5.80% 9/2/02

Pleasanton Jt. Pwrs. Fin. Auth.      Baa      --                   1,549,600      1,445,600                    2,995,200
Reassessment, Series A, 6%
9/2/05

Pleasanton Joint Pwrs. Fing.         Baa      --    2,872,450                     5,171,425                    8,043,875
Auth. Rev. Reassessment
Series A, 6.15% 9/2/12

Port Oakland Port Rev. Rfdg.         Aaa     AAA    964,650                       1,907,500                    2,872,150
(Cap. Appreciation) Series F,
0% 11/1/08 (MBIA Insured)

Port Oakland Port Rev. Series        Aaa     AAA                                  960,750                      960,750
G, 6% 11/1/07 (MBIA
Insured)

Port Oakland Port. Rev.Rfdg.         Aaa     AAA    2,465,000                                                  2,465,000
(Cap. Appreciation) Series F,
0% 11/1/07 (MBIA Insured)

Port Oakland Port. Rev. Rfdg.        Aaa     AAA                                                 196,125       196,125
Series F, 0% 11/1/05 (MBIA
Insured)

Port Oakland Port. Rev. Rfdg.        Aaa     AAA    1,010,650                     770,313                      1,780,963
(Cap.appreciation) Series F,
0% 11/1/06 (MBIA Insured)

Rancho California Wtr. Dist.         Aaa     AAA                                                 1,413,625     1,413,625
Fing. Auth. Rev. Rfdg. 6.50%
11/1/00 (FGIC Insured)

Rancho California Wtr. Dist.         Aaa     AAA                                                 1,443,000     1,443,000
Fing. Auth. Rev. Rfdg. 6.50%
11/1/03 (FGIC Insured)

Rancho Wtr. Dist. Fing. Auth.        Aaa     AAA    2,215,756                                                  2,215,756
Rev. Rfdg. 6.50% 11/1/04
(FGIC Insured)

Rancho Mirage Joint Pwrs.            A2       --    3,733,125      1,131,250      1,131,250                    5,995,625
Fing. Auth. Ctfs. of Prtn.
(Eisenhower Mem. Hosp.) 7%
3/1/22

Rancho Wtr. Dist. Fin. Auth.         Aaa     AAA                                  1,807,006                    1,807,006
Rev.(Floats Pa. 62) 4.875%
8/1/15 (AMBAC Insured)

Rancho Wtr. Dist. Fing. Auth.        Aaa     AAA                                  2,621,875                    2,621,875
Rev. Rfdg. 5.875% 11/1/10
(FGIC Insured)

Rancho Wtr. Dist. Fing. Rev.         Aaa     AAA                   560,625                                     560,625
Rfdg. 6.50% 11/1/05 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                   1,340,000                                   1,340,000
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/05 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                   1,094,225                                   1,094,225
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/06 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                   1,119,825                                   1,119,825
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/07 (FGIC
Insured)

Redding Elec. Sys. Rev. Ctfs.        Aaa     AAA                   724,750                                     724,750
of Prtn. (Cap. Appreciation)
Series A, 0% 6/1/08 (FGIC
Insured)

Redondo Beach Redev. Agcy.           Aaa     AAA                   1,016,640                                   1,016,640
Tax Allocation (South Bay
Ctr.) 8.625% 5/1/14  (FGIC
Insured)

Richmond Redev. Agcy. Tax            Aaa     AAA                   1,953,437                                   1,953,437
Allocation (Harbor Redev.
Proj.) 7% 7/1/09 (FSA
Insured)

Riverside County Asset               A3      A                                    1,285,938                    1,285,938
Leasing Corp. 5.75% 6/1/01

Riverside County Asset               A3      A                     2,105,000      3,157,500                    5,262,500
Leasing Corp. Leasehold Rev.
(Riverside County Hosp. Proj.)
Series A, 6.375% 6/1/09

Riverside County Asset               A3      A                                    1,567,500      2,090,000     3,657,500
Leasing Corp. Leasehold Rev.
(Riverside County Hosp. Proj.)
Series A, 6.0% 6/1/03

Riverside County Asset               A       A      7,542,500      5,926,250      5,926,250                    19,395,00
Leasing Corp. Leasehold Rev.                                                                                   0
(Riverside County Hosp. Proj.)
Series A, 6.50% 6/1/12

Riverside County Redev.               --     BBB                                  1,065,000                    1,065,000
Agcy. Tax Allocation (Redev.
Proj. #4) Series A,  7.50%
10/1/10

Riverside County Redev.               --     BBB                                  2,687,500                    2,687,500
Agcy. tax Allocation (Redev.
Proj. #4) Series A,  7.50%
10/1/26

Riverside Unified School Dist.       Aaa     AAA    1,852,700      1,633,050      1,752,425                    5,238,175
Ctfs. of Prtn. (Cap.
Appreciation Land Acquisition
Proj.) Series B, 0% 9/1/26
(FSA Insured)

Rosemead Redev. Agcy. (Sub.           --     A-                                                  1,050,000     1,050,000
Lien Tax Allocation Proj. Area
1) 0% 10/1/98 (Escrowed to
Maturity)

Roseville Joint Unified High         Aaa     AAA                                                 912,925       912,925
School Dist. Series B, 0%
8/1/00  (FGIC Insured)

Sacaramento Fing. Auth. (Gas         Aaa     AAA                                                 1,699,938     1,699,938
Tax Rev.)Series A, 6.75%
12/1/08 (AMBAC Insured)

Sacramento  Pwr. Auth.                --     BBB-                  1,063,750                                   1,063,750
Cogeneration Proj. 6.50%
7/1/08

Sacramento Fing. Auth. Gas           Aaa     AAA                   1,406,100                                   1,406,100
Tax Rev. Series A, 6% 10/1/07
(AMBAC Insured)

Sacramento Cogeneration               --     BBB-   1,011,250                     1,011,250                    2,022,500
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
5.40% 7/1/98

Sacramento Cogenation Auth.           --     BBB-                                 1,228,500                    1,228,500
Rev. (Cogeneration Proj. &
Proctor & Gamble Proj.)
5.70% 7/1/00

Sacramento Cogeneration               --     BBB-   1,037,500                                                  1,037,500
Auth. Cogeneration Proj. Rev.
(Procter & Gamble Proj.)
5.90% 7/1/02

Sacramento Cogeneneration             --     BBB-                  730,625                                     730,625
Auth. Pwr. & Gas 6% 7/1/03

Sacramento Cogeneration               --     BBB-                                                1,661,250     1,661,250
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.) 7%
7/1/05

Sacramento Cogeneration               --     BBB-   1,043,750                                                  1,043,750
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
6.50% 7/1/14

Sacramento Cogeneration               --     BBB-   729,750                       834,000                      1,563,750
Auth. Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
6.375% 7/1/10

Sacramento Pwr. Auth.                 --     BBB-   3,221,250                     1,610,625                    4,831,875
Cogeneration Proj. Rev  6.50%
7/1/06

Sacramento Pwr.                       --     BBB-   1,067,500      1,067,500                                   2,135,000
Auth.Cogeneration Proj. Rev.
6.50% 7/1/07

Sacramento Fing. Auth. Lease         Aaa     AAA    2,213,875      6,467,500                                   8,681,375
Rev. Rfdg. Series A, 5.375%
11/1/14 (AMBAC Insured)

Sacramento Fing. Auth. Lease         Aaa     AAA                                  1,886,500                    1,886,500
Rev. Rfdg. Series A, 5.40%
11/1/20 (AMBAC Insured)

Sacramento Muni. Util.               Aaa     AAA    6,763,750      3,575,125      6,763,750                    17,102,62
Dist.Elec.Rev 1.76% 11/15/08                                                                                   5
(FGIC Insured)

Sacramento Muni. Util.               Aaa     AAA    3,648,750      2,085,000      3,648,750                    9,382,500
Dist.Elec.Rev 6.30% 8/15/18
(FGIC Insured)

Sacramento Muni. Util. Dist.         Aaa     AAA    2,370,375      7,901,250                                   10,271,62
Elec. Rev. Rfdg. Series G,                                                                                     5
6.5%, 9/1/13

San Bernadino County Ctfs. of        Baa1    A-                                                  917,288       917,288
Prtn. Rfdg. (Med. Ctr. Fing.
Proj.) 5.25% 8/1/04

San Bernardino County Ctfs.          Baa1    A-     5,204,375                     4,258,125                    9,462,500
of Prtn.Rfdg (Med. Ctr. Fin.)
5.50% 8/1/22

San Bernardino County Ctfs.          Baa1    AAA    2,959,375                     2,959,375                    5,918,750
of Prtn. (Cap. Facs. Proj.)
Series B, 6.875% 8/1/24
(Escrowed to Maturity)

San Diego County  Wtr. Auth.         Aaa     AAA    2,606,250                     2,606,250                    5,212,500
5.632% 4/25/07 (FGIC
Insured)

San Diego County Reg. Trans.         Aaa     AAA                                  1,627,500                    1,627,500
Commission Sales Tax Rev.
6% 4/1/05 (AMBAC Insured)

San Diego County Reg. Trans.         Aaa     AAA    3,112,188      1,244,875      2,029,688                    6,386,751
Commission Sales Tax Rev.
Second Series A, 6% 4/1/04
(FGIC Insured)

San Diego County Reg.  Trans.        Aaa     AAA    4,365,000      4,365,000                     1,091,250     9,821,250
Commision Sales Tax Rev.
Second Series A, 6.25% 4/1/03
(FGIC Insured)

San Diego Multi-Family Hsg.           --     AAA    1,603,608                                                  1,603,608
Rev. (Island Gardens Apts.
Proj.) Series B, (GNMA Coll.)
9.50% 10/20/20, LOC Swiss
Bank

San Diego Pub. Facs. Fing.           Aaa     AAA    1,623,750                                                  1,623,750
Swr. 6% 5/15/07 (FGIC
Insured)

San Diego Swr. Rev. Series A,        Aaa     AAA    1,890,000                                                  1,890,000
5% 5/15/13 (AMBAC Insured)

San Francisco Bldg. Auth.            A       A      1,295,250                     1,295,250                    2,590,500
Lease Rev. (Dept. Gen. Svcs.
Lease) Series A 5% 10/1/08

San Francisco Bldg. Auth.            A       A                                                   403,500       403,500
Lease Rev. Dept. Gen. Svcs.
Lease Series A, 5% 10/1/05

San Francisco City & County          A1      AA-    647,369                       647,369                      1,294,738
7.20% 9/1/01

San Francisco City & County          A1      AA-    1,056,250                                                  1,056,250
Public Safety Impt. Proj.
Series B, 7.20% 6/15/05

San Francisco City & County          Aaa     AAA    1,851,525                                                  1,851,525
School Dist. Facs. Impt. Proj.
Series C, 6.20% 6/15/11
(FGIC Insured)

San Francisco City & County          Aaa     AAA    1,651,875                                    748,850       2,400,725
Series 1995 A & B, 6.50%
6/15/03 (FGIC Insured)

San Francisco City & County          Aaa     AAA                   1,082,500      1,407,250                    2,489,750
Int'l. Arpt. Rev. Rfdg. Series 2,
6.2% 5/1/05 (AMBAC
Insured)

San Fransisco Arpt. 6% 5/1/13        Aaa     AAA                   1,115,313                                   1,115,313
(FGIC Insured)

San Francisco City & County          Aaa     AAA                                  1,992,500                    1,992,500
Arpts. 5.125% 5/1/07 (FGIC
Insured)

San Francisco City & County          Aaa     AAA    2,112,500      1,056,250      2,112,500                    5,281,250
Swr. Rev. Rfdg. 5.90% 10/1/08
(AMBAC Insured)

San Francisco City & County          Aaa     AAA                                  2,297,025                    2,297,025
Swr. Rev. Series B, 0%
10/1/06 (FGIC Insured)

San Fransisco City & County          Aaa     AAA                   2,796,413                                   2,796,413
Swr. Rev. Series B, 0%
10/1/07 (FGIC Insured)

San Francisco City & County          Aaa     AAA                                  882,000                      882,000
Swr. Rev. Series B, 0%
10/1/08 (FGIC Insured)

San Francisco City & County          Aa      AA-                                                 1,095,000     1,095,000
Pub. Utils. Wtr. Rev.
Crossover Rfdg. Series A,
6.50% 11/1/09

San Francisco City & County           --      --    9,315,810                     6,210,540                    15,526,35
Redev. Agcy. 7.75% 9/1/06                                                                                      0

San Francisco City & County          Aaa     AAA    652,050                                                    652,050
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/06 (FGIC Insured)

San Francisco City & County          Aaa     AAA    641,506                                                    641,506
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/07 (FGIC Insured)

San Francisco City & County          Aaa     AAA    602,175                                                    602,175
Redev. Fing. Auth. Tax
Allocation Rev. Series A, 0%
8/1/08  (FGIC Insured)

San Francisco City & County          Aaa     AAA    562,844                                                    562,844
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/09 (FGIC Insured)

San Francisco City & County          Aaa     AAA    526,225                                                    526,225
Redev. Fing. Auth. Tax
Allocation Rev. Series A,  0%
8/1/10 (FGIC Insured)

San Francisco City & County          Aaa     AAA                                  715,375                      715,375
Redev. Fing. Auth. Tax
Allocation Rfdg. (Cap.
Appreciation/Redev. Proj.)
Series B, 0% 8/1/10 (MBIA
Insured)

San Francisco Port. Comm.            A       BBB+                                                1,025,000     1,025,000
Rev. Rfdg. 5.50% 7/1/04

San Fransico Bay Area Rapid          Aaa     AAA    1,734,375                                                  1,734,375
Transition Dist. Sales Tax Rev.
Rfdg. 6.75% 7/1/10  (AMBAC
Insured)

San Jacinto Unified School           Aaa     AAA                   1,624,625                                   1,624,625
Dist. Series B, 0% 9/1/26 (FSA
Insured)

San Joaquin County Ctfs. of          A       A-     1,023,750                     1,023,750      255,938       2,303,438
Prtn. (General Hosp. Proj.)
5.70% 9/1/01

San Joaquin County Ctfs. of          A       A-                                                  360,063       360,063
Prtn. (General Hosp. Proj.)
5.80% 9/1/02

San Joaquin County Ctfs. of          A       A-                                   2,559,375                    2,559,375
Prtn. (Gen. Hosp. Proj.) 6.25%
9/1/13

San Joaquin Ctfs. of Prtn.           A       A-                    2,618,750                                   2,618,750
(Gen. Hosp. Proj.) 6.625%
9/1/20

San Joaquin County Ctfs. of          Aaa     AAA                   993,750                                     993,750
Prtn. Rfdg. (Cap. Facs. Proj.)
5% 11/15/09 (MBIA Insured)

San Jose Arpt. Rev. Rfdg.            Aaa     AAA                   2,055,019                                   2,055,019
5.875% 3/1/07 (FGIC Insured)

San Jose Ctfs. of Prtn. Rfdg.        Aaa     AAA    3,766,875      1,614,375                                   5,381,250
(Communication Ctr. Proj.)
6.50% 5/1/10 (MBIA Insured)

San Jose Redev. Agcy. Tax            Aaa     AAA                   3,202,500                                   3,202,500
Alloc. Merged Area Redev.
Proj., 6% 8/1/15 (MBIA
Insured)

Santa Ana Commty Redev.               --     AAA    883,950                       915,900                      1,799,850
Agcy. Tax Allocation (Santa
Ana Redev. Proj.) Series B,
6.50% 12/15/14

Santa Ana Commty. Redev.             Aaa     AAA                   2,895,000                                   2,895,000
Agcy. Tax Allocation (South
Main St. Redev.) 5.25% 9/1/13
(MBIA Insured)

Santa Barbara Ctfs. of Prtn.          --     A                                    2,142,500                    2,142,500
(American Baptist Hosp.)
7.40% 5/15/15

Santa Barbara Ctfs. of Prtn.         A1      A+                                                  1,001,250     1,001,250
Rfdg. 5.10% 3/1/03

Santa Barbara Redev. Tax             Aaa     AAA                                                 542,500       542,500
Allocation 6% 3/1/05
(AMBAC Insured)

Santa Clara County Fin. Auth.        Aaa     AAA                                  1,462,875                    1,462,875
Lease Rev. (VMC
Replacement Proj.) Series A,
7.75% 11/15/08 (AMBAC
Insured)

Santa Clara Elec. Rev. Series        Aaa     AAA    1,310,400                                                  1,310,400
B, 0% 7/1/06 (MBIA Insured)

Santa Clara Fing. Lease Auth.        Aaa     AAA    4,656,250                                                  4,656,250
Rev. (VMC Fac.Replacement
Proj.) A 7.75% 11/15/09
(AMBAC Insured)

Santa Margarita Dana Point           Aaa     AAA    2,615,250                                                  2,615,250
Auth. Rev. (Impt. Dists
1-2-2A 8, Series A, 7.25%
8/1/07 (MBIA Insured)

Santa Margarita Dana Point           Aaa     AAA    2,251,988                                                  2,251,988
Rev. 7.25% 8/1/12 (MBIA
Insured)

Santa Margarita/Dana Pnt.            Aaa     AAA                                                 1,773,750     1,773,750
Auth. Rev. (Impt. Dists
1-2-2a & 8) Series A, 7.25%
8/1/06 (MBIA Insured)

Santa Margarita/Dana Point           Aaa     AAA                                  2,131,550                    2,131,550
Auth. Rev. (Impt. Dists.
1-2-2A & 8) 7.25% 8/1/08
(MBIA Insured)

Santa Rosa Wastewtr. Rev.            Aaa     AAA                   803,250                                     803,250
Rfdg. & Sub Reg'l Wastewtr.
Proj. Series A, 4.75% 9/1/16
(FGIC Insured)

Sequoia Hosp. 5.375%                 Baa     BBB    2,291,375                     2,216,656                    4,508,031
8/15/13 (Escrowed to
Maturity)

Sequoia Hosp. Dist. Rev.             Baa     BBB                                                 1,251,031     1,251,031
4.90% 8/15/02

Sequoia Hosp. Dist. Rev.             Baa     BBB                                                 1,317,125     1,317,125
Rfdg. 5% 8/15/03

South Orange County Pub.             Aaa     AAA    3,532,500      2,355,000                                   5,887,500
Fin. Auth. Spl. Tax Rev. (Sr.
Lien) Series A, 7% 9/1/09
(MBIA Insured)

South Orange County Pub.             Aaa     AAA                                  3,885,750                    3,885,750
Fin. Auth. (Spl. Tax Rev. Sr.
Lien) 7% 9/1/10 (MBIA
Insured)

South Orange County Pub.             Aaa     AAA    2,412,500                                                  2,412,500
Fin. Auth. Spl. Tax Rev.
(Foothill Area) Series C,
7.50%  8/15/06 (FGIC
Insured)

South Orange County Pub.             Aaa     AAA                   2,779,488                                   2,779,488
Fing. Auth. Spl. Tax Rev.
(Foothill Area) Series C,
7.50% 8/15/07 (FGIC Insured)

South Orange County Pub.             Aaa     AAA                                  4,630,938                    4,630,938
Fin. Auth. (Spl. Tax Rev.
Foothill Area C) 8% 8/15/09
(FGIC Insured)

Southern California Pub. Pwr.        Aaa     AAA                                                 262,500       262,500
Auth. Pwr. Proj. Rev. Series
11, 0% 7/1/15  (Pre-Prefunded
to 7/1/00 @ 101)

Southern California Pub. Pwr.        A       A      1,578,500                                                  1,578,500
Auth. Pwr. Proj. Rev. (Multiple
Proj.) 6.75% 7/1/10

Southern California Pub. Pwr.        A       A      4,495,000                     2,809,375                    7,304,375
Auth. Pwr. Proj. Rev. (Multiple
Proj.) 6.75% 7/1/11

Southern California Pub. Pwr.        Aaa     AAA    1,775,000                                                  1,775,000
Auth. Pwr. Proj. Rev. Rfdg.
(Mead Adelanto Proj.)  Series
A, 4.75% 7/1/16, (AMBAC
Insured)

Southern California Pub. Pwr.        Aaa     AAA    1,091,250                                                  1,091,250
Auth. Pwr. Proj. Rev. Rfdg.
(Palo Verde Proj.) Series A,
6% 7/1/07 (AMBAC Insured)

Southern California Pub. Pwr.        Aaa     AAA    1,092,500      1,092,500                                   2,185,000
Auth. Transmission Proj. Rev.
Rfdg. (Sub Southern
Transmission) Series A, 6%
7/1/06 (MBIA Insured)

Stanislaus County Ctfs. of           Aaa     AAA    1,455,000                                                  1,455,000
Prtn. 5.25% 5/1/14 (MBIA
Insured)

Sulpher Springs Unified              Aaa     AAA                   1,087,500      1,492,594                    2,580,094
School Dist. Series A, 0%
9/1/08 (MBIA Insured)

Sulpher Springs Unified              Aaa     AAA                                  1,165,313                    1,165,313
School Dist. Unltd. Tax Series
A, 0% 9/1/12 (MBIA Insured)

Sulphur Springs Unified              Aaa     AAA    1,267,350                                                  1,267,350
School Dist. Series A, 0%
9/1/09 (MBIA Insured)

Sulphur Springs Unified              Aaa     AAA    2,578,100                                                  2,578,100
School Dist. Series A, 0%,
9/1/07 (MBIA Insured)

Tahoe-Truckee Joint Union            Aaa     AAA                   3,180,000                                   3,180,000
School Dist. (Cap.
Appreciation) Series A, 0%
9/1/10

Univ. of California Rev.             Aaa     AAA    2,107,500                                                  2,107,500
(Multiple Purpose Projs.)
Series D, 6.10% 9/1/10 (MBIA
Insured)

Upland Hosp. Ctfs of Prtn.            --     A      1,801,438                     1,801,438                    3,602,876
(San Antonio Commty. Hosp.)
5.25% 1/1/08

Upland Hosp. Ctfs. of Prtn.           --     A      1,312,500      875,000                                     2,187,500
(San Antonio Commty. Hosp.)
5% 1/1/18

Upland Hosp. Ctfs. of Prtn.           --     A      5,073,750                     2,767,500                    7,841,250
(San Antonio Commtys.
Hosp.) 5.25% 1/1/13

West Covina Ctfs.of Prtn.            A2      A      1,142,625      1,038,750      1,142,625                    3,324,000
(Queen of the Valley Hosp.)
6.50% 8/15/24

West Covina Cop Queen of the         A2      A                                                   972,401       972,401
Valley Hosp.  6% 8/15/03

West Covina Cop Queen of the         A2      A                                                   913,281       913,281
Valley Hosp.  5.90% 8/15/02

West Covina Cop Queen of the         A2      A                                                   1,037,575     1,037,575
Valley Hosp. 6.125% 8/15/04



TOTAL MUNICIPAL                                     470,446,193    199,526,943    389,534,519    71,507,656    1,131,015,
BONDS                                                                                                          311



MUNICIPAL NOTES

CALIFORNIA

California Cont. Fing. Auth.         VMIG    A-1    3,500,000                     1,200,000                    4,700,000
Poll. Cont. Rev. (Southern           1
California Edison Proj.) Series
1986 C, 3.45%, VRDN

California Gen. Oblig. RAN           MIG     SP-1   2,005,880                     1,504,410                    3,510,290
4.50% 6/30/97                        1       +

California Poll. Cont. Fin.           --     A-1+   2,300,000                     3,400,000      1,000,000     6,700,000
Auth. Poll. Cont. Rev. Rfdg.
(Pacific Gas & Elec.) Series C,
3.40% 11/1/26 LOC Bank of
America

California Poll. Cont. Fin.          P-1      --                                  1,500,000      700,000       2,200,000
Auth. Resources Recovery
Rev. (Burney Forest Prod.
Proj.) 3.35%, LOC Fleet Bank,
VRDN

California Poll. Cont. Fin.          P-1      --    1,900,000                     300,000        500,000       2,700,000
Auth. Resources Recovery
Rev. (Ultra Pwr. Rocklin Proj.)
Series 1988 A, 3.45%, LOC
Security Pacific Nat'l. Bank,
VRDN

Fresno County Unltd. Tax              --     SP-1   2,012,520                     2,012,520                    4,025,040
TRAN 4.75% 9/29/97                           +

Los Angeles County                    --     AAA                   1,975,000                                   1,975,000
Metropolitan Trans. Auth. Rev.
(General Muni. Trust Receipts)
Participating VRDN, Series
SGB-1, 3.55% (Liquidity
Facility Societe Generale,
France)

Los Angeles Gen. Oblig.              MIG     SP-1   1,002,950                                    1,002,950     2,005,900
TRAN, Series 1996-1997,              1       +
4.50% 6/30/97

Orange County Various                VMIG    A-1+                  2,900,000                                   2,900,000
Sanitation Dist. Ctfs. of Prtn.      1
(Cap. Impt. Prog. Dist. 1-7  &
11) 3.65% (FGIC Insured)
VRDN

San Diego County Reg. Trans.         P-1     A-1                                                 300,000       300,000
Commission Sales Tax Rev.
Second Sr. Series A, 3.60%
4/1/03 (FGIC Insured)



TOTAL MUNICIPAL                                     12,721,350     4,875,000      9,916,930      3,502,950     31,016,23
NOTES                                                                                                          0



TOTAL INVESTMENTS                                   483,167,543    204,401,943    399,451,449    75,010,606    1,162,031,
                                                                                                               541


Fidelity California Municipal Income Fund
Fidelity California Insured Municipal Income Fund
Spartan California Municipal Income Fund
Spartan California Intermediate Municipal Income Fund
Pro Forma Combining Schedule of Total Returns and Expense Ratios
(Unaudited)
The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of February 28, 1997, and unaudited Pro Forma Combining Statement of Operations for the year ended February 28, 1997, have been prepared assuming the shareholders of all three funds approve the reorganization with Fidelity California Municipal Income Fund. However, it will not be necessary for all three reorganizations to be approved for any one to take place, which could result in seven possible combinations of funds as outlined below. The following schedule presents combining pro forma total returns and and expense ratio historical information for all possible combinations that could occur based on some or all of the reorganizations being approved. The total returns and expense ratios reflect pro forma adjustments (as discussed in Notes to Pro Forma Combining Financial Statements) to historical data as though the reorganizations had occurred at the beginning of the period in each of the three years ended in February, 1995, 1996 and 1997.

                  Fiscal Year Ended February 28 or 29,

                     1997          1996           1995
If Fidelity CA Muni Income acquires:
Fidelity CA Insured Muni
Spartan CA Muni Income and
Spartan CA Intermediate
Muni Income
     One year total return      6.03%       10.99%        (0.91)%
     Ratio of expenses to
     average net assets        0.53%         0.53%          0.53%
     One year total return
     before expense reductions 6.00%        10.97%        (0.93)%
     Ratio of expenses to
     average net assets before
     expense reductions        0.56%         0.56%          0.57%
  Fidelity CA Insured Muni Income
     One year total return     6.00%         11.06%       (1.00)%
     Ratio of expenses to
     average net assets        0.53%         0.53%          0.53%
     One year total return
     before expense reductions 5.97%        11.02%        (1.05)%
     Ratio of expenses to
     average net assets before
     expense reductions        0.57%         0.57%          0.58%
  Spartan CA Muni Income
     One year total return     6.22%        11.14%        (0.86)%
     Ratio of expenses to
     average net assets        0.53%         0.53%          0.53%
     One year total return
     before expense reductions 6.20%        11.12%        (0.89)%
     Ratio of expenses to
     average net assets before
     expense reductions        0.56%         0.56%          0.57%
  Spartan CA Intermediate Muni Income
     One year total return     6.05%         11.21%       (0.82)%
     Ratio of expenses to
     average net assets        0.53%         0.53%          0.53%
     One year total return
     before expense reductions 6.01%         11.19%       (0.84)%
     Ratio of expenses to
     average net assets before
     expense reductions        0.57%         0.58%          0.58%
  Fidelity CA Insured Muniand Spartan CA Muni Income
     One year total return     6.09%        11.02%        (0.94)%
     Ratio of expenses to
     average net assets        0.53%         0.53%          0.53%
     One year total return
     before expense reductions 6.06%         10.99%       (0.97)%
     Ratio of expenses to
     average net assets before
     expense reductions        0.56%         0.56%          0.57%
  Fidelity CA Insured Muniand Spartan CA Intermediate Muni Income
     One year total return     5.91%         11.01%       (0.96)%
     Ratio of expenses to
     average net assets        0.53%         0.53%          0.53%
     One year total return
     before expense reductions 5.88%         10.99%       (0.98)%
     Ratio of expenses to
     average net assets before
     expense reductions        0.56%         0.57%          0.58%
  Spartan CA Muni Income  Spartan CA Intermediate Muni Income
     One year total return     6.13%        11.10%        (0.83)%
     Ratio of expenses to
     average net assets        0.53%         0.53%          0.53%
     One year total return
     before expense reductions 6.10%         11.09%       (0.85)%
     Ratio of expenses to
     average net assets
     before expense reductions 0.56%         0.56%          0.57%